UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-21598)

Exact name of registrant as specified in charter:	Putnam RetirementReady Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — July 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam RetirementReady® Funds

Annual report 7 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

PUTNAM RETIREMENT READY FUNDS invest in a diversified mix of Putnam portfolios and funds to match the time horizons of retirement investors.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
RetirementReady®
Funds

Annual report
7 | 31 | 09

Message from the Trustees	1
About the funds	2
Performance snapshot	4
Interview with your fund’s Portfolio Manager	5
Underlying investments	8
Your fund’s performance	11
Your fund’s expenses	21
Terms and definitions	24
Trustee approval of management contract	25
Other information for shareholders	32
Financial statements	33
Federal tax information	83
About the Trustees	84
Officers	88

Message from the Trustees

Dear Fellow Shareholder:

The stock market has enjoyed a sharp rebound since late March, with the S&P 500 Index moving into positive territory for the year. Investors have also begun to return to bonds that carry some degree of credit risk, pushing prices of those securities up and prices of safe-haven U.S. Treasuries lower. While these are bullish trends, we caution investors that the recovery is still in its early stages. The markets may well pause in the coming months as they return to full health.

We are pleased to report that, in many instances, Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team today is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the recent arrival of several senior portfolio managers, research analysts, and traders.

In other developments, Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds, and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

Also, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

John A. Hill
Chairman of the Trustees

September 17, 2009

About the funds
Offering one-step diversification that adjusts automatically over time

Unpredictable markets and the demands of a busy life can make it a challenge to monitor your retirement investments. Using a mix of investments can help you reduce risk and increase your exposure to opportunities in different markets — but it adds to the challenge of keeping your portfolio on track. Putnam RetirementReady Funds provide a one-step approach to investment diversification that gradually shifts toward a more conservative strategy to keep your risk exposure appropriate to your investment time horizon.

Each Putnam RetirementReady Fund invests in a combination of Putnam portfolios to provide you with exposure to a variety of asset classes and investment styles. RetirementReady Funds also have different target dates, indicating when investors expect to retire or otherwise begin withdrawing assets. The funds focus more heavily on aggressive, higher-risk investments when the target dates are far off, and emphasize more conservative, lower-risk investments when the target dates are near.

Each fund’s asset allocation generally changes annually to become more conservative over time. Putnam RetirementReady Maturity Fund, which has a constant allocation focused primarily on bonds and money market instruments, is designed for investors who are already retired or who expect to use the invested assets in the near future.

While diversification can help protect your returns from excessive volatility, it cannot protect against market losses. However, by choosing a Putnam RetirementReady Fund based on the year you plan to start withdrawing assets —typically in retirement — you can get the advantages of diversification and pursue maximum returns while seeking to maintain a level of risk you are comfortable with — all in one convenient investment.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The funds invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although Putnam Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

* Target allocations as of 7/31/09. Effective August 28, 2009, and prior to January 26, 2009, the funds’ assets were allocated among a different set of underlying Putnam funds. Please see the funds’ prospectus for details.

2	3

Performance snapshot

Average annual total return (%) comparison as of 7/31/09*

Fund returns for class A shares before sales charges

	2050 Fund	2045 Fund	2040 Fund	2035 Fund

	NAV	NAV	NAV	NAV

Life of fund**	–1.24%	–0.12%	0.07%	0.11%1%

3 years	–6.60	–6.32	–5.98	–5.59

1 year	–18.34	–17.96	–17.02	–16.22

	2030 Fund	2025 Fund	2020 Fund	2015 Fund

	NAV	NAV	NAV	NAV

Life of fund**	0.28%	0.40%	0.30%	0.42%

3 years	–5.06	–4.59	–4.02	–3.04

1 year	–15.08	–14.28	–13.00	–11.40

	2010 Fund	Maturity Fund

				Barclays Capital Aggregate
	NAV	NAV	S&P 500 Index	Bond Index

Life of fund**	0.29%	0.82%	–0.77%	4.75%

3 years	–2.16	–0.65	–6.16	6.52

1 year	–9.38	–5.54	–19.96	7.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the chart do not reflect a sales charge. See pages 11–20 for additional performance information. For a portion of the periods, these funds may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Prior to January 26, 2009, the funds’ assets were allocated among a different set of underlying Putnam funds. Please see the funds’ prospectus for details.

**With the exception of Putnam RetirementReady 2050 Fund (inception: 5/2/05), the inception date of all share classes of the RetirementReady Funds is 11/1/04.

“An extraordinary reversal took place during the
final four and a half months of the period.”

Jeffrey Knight, Portfolio Manager, Putnam RetirementReady Funds

Interview with your fund’s Portfolio Manager

Jeffrey Knight

How would you characterize the overall market environment during the past year, Jeff?

The 12-month period ended July 31, 2009, can be divided into two dramatically different phases. The bear market that began in October 2007 continued into the first eight months of the period. Equity markets in the United States and overseas declined amid a global recession. Fixed-income markets began to stabilize, but remained distressed amid high borrowing rates, limited credit availability, and ongoing concerns about the stability of major financial institutions.

An extraordinary reversal took place during the final four and a half months of the period. From March through July, stock markets and several sectors of the fixed-income markets rallied sharply. The factors that contributed to this turnaround included: leading economic indicators showing that parts of the U.S. economy were either stabilizing or improving; global stimulus efforts continuing to kick in; credit market conditions improving (although they remain far from normal); and commodity prices rising, easing deflation fears. Emerging-market stocks led this broad-based global recovery amid signs of growth in China and India. U.S. stocks posted their best quarterly performance in more than a decade during the second quarter of 2009. And as investors’ appetite for risk increased, a major rally in high-yield and investment-grade corporate bonds lifted fixed-income markets.

How did Putnam RetirementReady Funds perform in this environment?

The performance of Putnam RetirementReady Funds turned positive for the final six months of the period ended July 31, 2009, although overall results for the full 12 months were negative. Relative performance was strong, however, with 7 of the 10 funds ranking in the top half of their peer groups for the 12-month period.

Thanks to their built-in asset-class diversification for individuals saving for retirement, all of the funds outperformed the broad U.S. equity market. Those Putnam RetirementReady Funds with more distant target dates, and thus larger equity weightings, had some of the best relative results.

How were the funds’ fixed-income holdings affected by the credit crisis and subsequent recovery?

Keep in mind that fixed-income holdings play a more significant role in Putnam RetirementReady Maturity Fund,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/09. See the previous page and pages 11–20 for additional fund performance information. Index descriptions can be found on page 24.

which places a greater emphasis on generating current income, and funds that are nearer their target years. In fixed-income markets, we saw that during the height of the credit crisis in the fall of 2008, following the bankruptcy and liquidation of investment bank Lehman Brothers, credit markets seized up and investors resorted to forced selling and rapid deleveraging. Within this environment, trading volume was weak for many government-agency mortgage-backed securities — including collateralized mortgage obligations and other structured fixed-income securities held in some of the underlying funds. These bonds were backed by government-sponsored enterprises such as Fannie Mae and Freddie Mac and therefore carried Aaa credit ratings, so the risk of default was minimal and the income streams provided by the bonds were very secure. However, because of the severe disruption that occurred in the credit markets, these bonds were priced at much wider-than-normal yield spreads relative to U.S. Treasuries. During the latter half of the period, as the bond markets recovered and more normal pricing returned, these securities appreciated rapidly.

IN THE NEWS

Is the Great Recession over? Federal Reserve Board Chairman Ben Bernanke observed recently that the economy appeared to be “leveling out,” and a wealth of positive economic news corroborates that view. The stock market is up more than 45% since March, home sales have risen for three straight months, and many big companies are reporting higher profits. Certainly, dark clouds in some data continue to cast a shadow. The nation’s unemployment rate remained high at 9.4% for the month of July and may rise further. And consumer spending is still weak. Nonetheless, upward revisions of GDP growth are streaming in. Moody’s Economy.com, for example, has revised its third-quarter GDP outlook to 1.6% from 1.1%, and its fourth-quarter estimate to 2.1% from 0.2%.

What is your current assessment of the market
environment, both domestically and overseas?

We believe that most financial and economic data can now be sorted into three instructive categories. The first category represents indicators that have completely reverted to levels that were in place before the liquidation of Lehman Brothers threw the markets into chaos. The second category includes data series that have partially recovered, and the final category contains those that have not recovered at all.

The first category comprises measures of investor confidence or risk-aversion. During the crisis in the fall of 2008, these indicators painted a portrait of market distress. Today, they depict a financial system that has regained its footing.

The second category consists primarily of asset prices. Stock prices, corporate bond yield spreads, and government bond yields reached extreme levels during the worst of the credit crisis, but by period’s end, they had eased considerably.

So far, the recovery in asset prices that we’ve witnessed seems justified, given that the world avoided what had been extremely dire predictions for the financial system.

The third category of data includes measures of the real economy. At the end of the period, industrial production, employment, trade, corporate profits, and housing remained at or near their worst levels of the cycle. With a few exceptions, global economies remained weak. For asset prices to generate further gains from current levels, economic conditions must improve.

What’s your outlook by broad asset class, Jeff?

We believe that Putnam RetirementReady Funds, because of their inherent diversification and asset allocation strategies, are well positioned for the U.S. economic recovery that recent data suggests is under way. We expect continued gains from U.S. stocks in the months ahead, although the recent brisk pace of market appreciation may subdue returns in the medium term. While short-term corrections are inevitable, we believe the market’s path in 2009 could help usher in a new bull market with the potential to last for several years.

We find today’s valuations to be reasonable, and prospects for growth to be intact. Stock analysts have been raising their earnings expectations for the next two quarters, making it more difficult for companies to deliver positive earnings surprises. To do so will require revenue growth, which in turn depends on continued economic recovery.

In non-U.S. markets, Asian markets have delivered excellent overall returns in recent months. European markets have participated in the recent global market upturn, recording nearly double-digit returns for July. However, this region still struggles under the burden of troubled debts and comparatively tight monetary policy and currency strength.

In fixed income, we believe that the market for mortgage-backed securities and agency-issued CMOs with senior claims to high-quality cash flows should be positive. We believe interest rates likely will stay low over the next several months, both in the United States and abroad.

Thanks for talking with us today, Jeff.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Each RetirementReady Fund has a different target date indicating when the fund’s investors expect to retire and begin withdrawing assets from their account. The dates range from 2010 to 2050 in five-year intervals, with the exception of the Maturity Fund, which is designed for investors at or near retirement. The funds are generally weighted more heavily toward more aggressive, higher-risk investments when the target date of the fund is far off, and more conservative, lower-risk investments when the target date of the fund is near. This means that both the risk of your investment and your potential return are reduced as the target date of the particular fund approaches, although there can be no assurance that any one fund will have less risk or more reward than any other fund. The principal value of the funds is not guaranteed at any time, including the target date.

Of special interest

Putnam RetirementReady Funds have been enhanced to help investors produce the income they need to meet their retirement goals with potentially lower volatility. Effective August 28, 2009, Putnam Absolute Return 100, 300, 500, and 700 Funds will be incorporated as additional underlying funds in Putnam RetirementReady Funds. They will be included in the portfolios over the lifetime of the funds, and will represent a significant portion — up to 60% — of the Putnam RetirementReady Maturity Fund. The addition of these funds, approved by the Board of Trustees, is intended in part to protect against the potentially harmful effects of adverse investment returns in the early years of retirement. Also effective August 28, 2009, Putnam Income Strategies Fund will no longer be an underlying fund in Putnam RetirementReady Funds.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey Knight, your fund’s Portfolio Managers are Robert Kea and Robert Schoen.

Composition of the funds’ underlying investments

Historically, each Putnam RetirementReady Fund invests, to varying degrees, in a variety of Putnam mutual funds. On January 26, 2009, the funds’ underlying investments were allocated to a set of Putnam Asset Allocation Funds and Putnam funds as described below. Effective August 28, 2009, the funds’ assets were allocated among a different set of underlying Putnam funds. For more information, please see the funds’ prospectus. This section describes the goals and strategies of the underlying Putnam funds.

Putnam Asset Allocation: Balanced Portfolio

The fund’s portfolio is diversified across stocks and bonds in global markets and is designed for investors seeking a combination of growth and current income. The fund’s strategic equity allocation is 60% (the range is 45% to 75%), with the balance invested in bonds and money market instruments. The Portfolio Managers can adjust the allocations to growth-and value-style stocks and fixed-income sectors based on market conditions.

Putnam Asset Allocation: Conservative Portfolio

The fund’s globally diversified portfolio emphasizes bonds over stocks and is designed for investors who want to protect the value of their investment while receiving regular income and protection against inflation. The strategic fixed-income allocation is 70% (with a range of 55% to 85%), with the balance invested in stocks and money market instruments.

Putnam Asset Allocation: Equity Portfolio

The fund’s portfolio invests mainly in stocks of companies worldwide and is designed for investors seeking long-term growth. The fund typically allocates approximately 75% of its assets to investments in U.S. companies and 25% of its assets to international companies, but allocations may vary.

Putnam Asset Allocation: Growth Portfolio

The fund’s portfolio invests in U.S. and international stocks and bonds and is designed for investors seeking long-term growth with moderate risk. The fund’s strategic equity weighting is 80% (the range is 65% to 95%), with the balance invested in a range of fixed-income investments. The Portfolio Managers can adjust allocations based on market conditions.

Putnam Income Strategies Fund

The fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Putnam Money Market Fund

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in instruments that are high quality and have short-term maturity.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Prior to January 26, 2009, the assets of the RetirementReady Funds were allocated among the 13 Putnam funds that follow, in addition to Putnam Income Strategies Fund and Putnam Money Market Fund.

Putnam Capital Opportunities Fund

The fund seeks long-term growth of capital by investing primarily in common stocks of small and midsize U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies whose stock price is lower than the value Putnam places on the company. The fund may also consider other factors that Putnam believes will cause the stock price to rise.

Putnam Diversified Income Trust

The fund seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market.

Putnam Equity Income Fund

The fund seeks to invest in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund targets stocks of mature companies that pay above-average dividend yields.

The Putnam Fund for Growth and Income

The fund seeks capital growth and current income by investing primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are stocks that Putnam believes are currently undervalued by the market. The fund’s Portfolio Manager looks for companies undergoing positive change. If the manager is correct and other investors recognize the value of the company, the price of the stock may rise.

Putnam High Yield Advantage Fund

The fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers.

Putnam Income Fund

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are obligations of companies and governments worldwide denominated in U.S. dollars, are either investment grade or below investment grade (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer).

Putnam International Equity Fund

The fund seeks capital appreciation by investing primarily in common stocks of companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies whose stock price is lower than the value Putnam places on the company. The fund may also consider other factors that Putnam believes will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in emerging markets.

Putnam International Growth and Income Fund

The fund invests primarily in stocks of mid- and large-cap foreign companies that the fund’s Portfolio Manager believes are undervalued. It seeks capital growth, with current income as a secondary objective.

Putnam International New Opportunities Fund

The fund invests mainly in companies outside the United States that Putnam Management believes are experiencing rapid earnings, sales, or business unit growth, and have the potential for positive earnings surprises. The fund primarily targets large and midsize growth companies with superior competitive positions within their industries.

Putnam Investors Fund

The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in large-cap stocks of well-established U.S. companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value.

Putnam Mid Cap Value Fund

The fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize, and larger companies in industries that have recently fallen out of favor.

Putnam Vista Fund

The fund seeks capital appreciation by investing mainly in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may have higher growth rates than larger, more mature companies, but offer a greater degree of stability than smaller, less mature companies.

Putnam Voyager Fund

The fund seeks capital appreciation by investing primarily in growth stocks of midsize and large U.S. companies. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The fund invests mainly in midsize and large companies, although it can invest in companies of any size.

Allocations by fund as of 7/31/09

	Putnam Asset	Putnam Asset	Putnam Asset	Putnam Asset
RetirementReady	Allocation:	Allocation:	Allocation:	Allocation:	Putnam Income	Putnam Money
Fund	Balanced Portfolio	Conservative Portfolio	Equity Portfolio	Growth Portfolio	Strategies Fund	Market Fund

2050 Fund	—	—	80.0%	19.1%	—	0.9%

2045 Fund	—	—	71.1	27.5	—	1.5

2040 Fund	—	—	52.5	45.2	—	2.4

2035 Fund	—	—	28.4	68.8	—	2.8

2030 Fund	—	—	7.2	88.9	—	3.9

2025 Fund	23.9%	—	—	70.4	—	5.7

2020 Fund	70.2	—	—	21.6	—	8.2

2015 Fund	51.7	29.9%	—	—	6.1%	12.3

2010 Fund	17.5	30.8	—	—	34.6	17.1

Maturity Fund	4.8	7.1	—	—	80.5	7.5

Target allocations as of July 31, 2009. Effective August 28, 2009, each fund’s assets were allocated among a different set of underlying Putnam funds. For more information, please see the funds’ prospectus.

Percentages are based on market value. Portfolio composition will vary over time. Due to rounding, percentages may not equal 100%.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/09

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2050 Fund*	Life of fund	–5.16%	–10.62%	–8.21%	–9.66%	–8.21%	–8.21%	–7.26%	–10.51%	–6.26%	–4.25%
	Annual average	–1.24	–2.60	–1.99	–2.36	–1.99	–1.99	–1.76	–2.58	–1.51	–1.02

	3 year	–18.53	–23.21	–20.39	–22.33	–20.40	–20.40	–19.81	–22.62	–19.17	–17.98
	Annual average	–6.60	–8.43	–7.32	–8.08	–7.32	–7.32	–7.09	–8.19	–6.85	–6.39

	1 year	–18.34	–23.04	–19.00	–22.85	–19.01	–19.78	–18.78	–21.63	–18.58	–18.20

2045 Fund†	Life of fund	–0.55	–6.27	–3.98	–5.19	–4.01	–4.01	–2.85	–6.25	–1.63	0.62
	Annual average	–0.12	–1.35	–0.85	–1.11	–0.86	–0.86	–0.61	–1.35	–0.34	0.13

	3 year	–17.78	–22.51	–19.56	–21.16	–19.60	–19.60	–18.98	–21.82	–18.35	–17.17
	Annual average	–6.32	–8.15	–7.00	–7.62	–7.01	–7.01	–6.78	–7.88	–6.53	–6.09

	1 year	–17.96	–22.68	–18.53	–22.35	–18.55	–19.32	–18.37	–21.23	–18.14	–17.77

2040 Fund†	Life of fund	0.31	–5.46	–3.22	–4.50	–3.13	–3.13	–2.08	–5.50	–0.84	1.47
	Annual average	0.07	–1.17	–0.69	–0.96	–0.67	–0.67	–0.44	–1.18	–0.18	0.31

	3 year	–16.88	–21.65	–18.74	–20.44	–18.69	–18.69	–18.14	–21.01	–17.51	–16.27
	Annual average	–5.98	–7.81	–6.68	–7.34	–6.66	–6.66	–6.45	–7.56	–6.21	–5.75

	1 year	–17.02	–21.79	–17.66	–21.60	–17.62	–18.41	–17.46	–20.35	–17.25	–16.83

2035 Fund	Life of fund	0.51	–5.27	–3.00	–4.26	–2.91	–2.91	–1.79	–5.23	–0.79	1.74
	Annual average	0.11	–1.13	–0.64	–0.91	–0.62	–0.62	–0.38	–1.12	–0.17	0.36

	3 year	–15.85	–20.69	–17.73	–19.43	–17.70	–17.70	–17.07	–19.98	–16.50	–15.21
	Annual average	–5.59	–7.44	–6.30	–6.95	–6.29	–6.29	–6.05	–7.16	–5.83	–5.35

	1 year	–16.22	–21.03	–16.85	–20.82	–16.81	–17.61	–16.60	–19.52	–16.45	–15.98

2030 Fund	Life of fund	1.36	–4.47	–2.21	–3.48	–2.28	–2.28	–1.07	–4.53	0.11	2.53
	Annual average	0.28	–0.96	–0.47	–0.74	–0.48	–0.48	–0.23	–0.97	0.02	0.53

	3 year	–14.42	–19.34	–16.36	–18.08	–16.41	–16.41	–15.74	–18.69	–15.12	–13.81
	Annual average	–5.06	–6.91	–5.78	–6.43	–5.80	–5.80	–5.55	–6.66	–5.32	–4.83

	1 year	–15.08	–19.97	–15.74	–19.73	–15.78	–16.58	–15.53	–18.49	–15.33	–14.87

2025 Fund	Life of fund	1.92	–3.94	–1.59	–2.88	–1.60	–1.60	–0.45	–3.94	0.73	3.17
	Annual average	0.40	–0.84	–0.34	–0.61	–0.34	–0.34	–0.09	–0.84	0.15	0.66

	3 year	–13.16	–18.16	–15.05	–16.81	–15.05	–15.05	–14.45	–17.44	–13.80	–12.48
	Annual average	–4.59	–6.46	–5.29	–5.95	–5.29	–5.29	–5.07	–6.19	–4.83	–4.35

	1 year	–14.28	–19.21	–14.87	–18.96	–14.88	–15.70	–14.68	–17.67	–14.49	–14.04

2020 Fund	Life of fund	1.43	–4.39	–2.08	–3.47	–2.10	–2.10	–0.90	–4.37	0.34	2.65
	Annual average	0.30	–0.94	–0.44	–0.74	–0.45	–0.45	–0.19	–0.94	0.07	0.55

	3 year	–11.58	–16.67	–13.52	–15.44	–13.52	–13.52	–12.85	–15.90	–12.21	–10.91
	Annual average	–4.02	–5.90	–4.73	–5.44	–4.73	–4.73	–4.48	–5.61	–4.25	–3.78

	1 year	–13.00	–18.00	–13.60	–17.79	–13.62	–14.46	–13.38	–16.42	–13.19	–12.77

2015 Fund	Life of fund	2.00	–3.86	–1.53	–2.97	–1.54	–1.54	–0.32	–3.81	0.89	3.25
	Annual average	0.42	–0.82	–0.32	–0.63	–0.33	–0.33	–0.07	–0.81	0.19	0.67

	3 year	–8.84	–14.08	–10.85	–12.93	–10.87	–10.87	–10.16	–13.31	–9.54	–8.14
	Annual average	–3.04	–4.93	–3.76	–4.51	–3.76	–3.76	–3.51	–4.65	–3.29	–2.79

	1 year	–11.40	–16.49	–12.04	–16.26	–12.06	–12.90	–11.82	–14.90	–11.63	–11.16

Fund performance Total return for periods ended 7/31/09 cont.

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2010 Fund	Life of fund	1.37%	–4.46%	–2.17%	–3.68%	–2.14%	–2.14%	–1.01%	–4.47%	0.21%	2.57%
	Annual average	0.29	–0.95	–0.46	–0.79	–0.45	–0.45	–0.21	–0.96	0.04	0.54

	3 year	–6.34	–11.73	–8.44	–10.64	–8.41	–8.41	–7.77	–10.99	–7.07	–5.65
	Annual average	–2.16	–4.07	–2.90	–3.68	–2.89	–2.89	–2.66	–3.81	–2.41	–1.92

	1 year	–9.38	–14.59	–10.06	–14.29	–10.03	–10.87	–9.85	–13.01	–9.64	–9.15

Maturity	Life of fund	3.98	–2.00	0.31	–1.29	0.41	0.41	1.51	–2.04	2.75	5.21
Fund	Annual average	0.82	–0.42	0.07	–0.27	0.09	0.09	0.32	–0.43	0.57	1.07

	3 year	–1.94	–7.58	–4.16	–6.56	–4.11	–4.11	–3.44	–6.82	–2.69	–1.22
	Annual average	–0.65	–2.59	–1.41	–2.24	–1.39	–1.39	–1.16	–2.33	–0.90	–0.41

	1 year	–5.54	–10.97	–6.26	–10.68	–6.25	–7.13	–6.04	–9.32	–5.79	–5.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, these funds limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Prior to January 26, 2009, the funds’ assets were allocated among a different set of underlying funds. Please see the funds’ prospectus for details.

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/19/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 5/2/05 to 7/31/09

Putnam RetirementReady 2050 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,034 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,179 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $8,949 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,374 and $9,575, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2045 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,481 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,599 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,375 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,837 and $10,062, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2040 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,550 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,687 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,450 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,916 and $10,147, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2035 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,574 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,709 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,477 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $9,921 and $10,174, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2030 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,652 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,772 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,547 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,011 and $10,253, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2025 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,712 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,840 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,606 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,073 and $10,317, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2020 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,653 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,790 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,563 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,034 and $10,265 respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2015 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,703 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,846 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,619 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,089 and $10,325, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady 2010 Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,632 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $9,786 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,553 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,021 and $10,257, respectively. See first page of performance section for performance calculation method.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 11/1/04 to 7/31/09

Putnam RetirementReady Maturity Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $9,871 with the contingent deferred sales charges. A $10,000 investment in the fund’s class C shares would have been valued at $10,041 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,796 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,275 and $10,521, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 7/31/09

		Barclays Capital Aggregate
	S&P 500 Index	Bond Index

Life of fund*	–3.61%	24.71%
Annual average	–0.77	4.75

3 years	–17.36	20.86
Annual average	–6.16	6.52

1 year	–19.96	7.85

Index results should be compared to fund performance at net asset value.

* Life-of-fund period begins at 11/1/04, the inception date of all the Putnam RetirementReady Funds with the exception of the 2050 Fund (inception: 5/2/05).

Fund price and distribution information For the 12-month period ended 7/31/09

2050 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.1880		$0.0937	$0.1047	$0.1300		$0.1730	$0.2240

	Capital gains — Long-term	0.4443		0.4443	0.4443	0.4443		0.4443	0.4443

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.6323		$0.5380	$0.5490	$0.5743		$0.6173	$0.6683

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$15.83	$16.80	$15.69	$15.70	$15.74	$16.31	$15.74	$15.89

	7/31/09	12.19	12.93	12.09	12.08	12.12	12.56	12.10	12.22

2045 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		—	1

	Income	$0.0077		$—	$—	$—		$—	$0.0477

	Capital gains — Long-term	0.6793		0.6793	0.6793	0.6793		0.6793	0.6793

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.6870		$0.6793	$0.6793	$0.6793		$0.6793	$0.7270

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.10	$18.14	$16.25	$16.39	$16.93	$17.54	$17.44	$19.33

	7/31/09	13.23	14.04	12.45	12.56	13.03	13.50	13.49	15.05

Fund price and distribution information For the 12-month period ended 7/31/09 cont.

2040 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.0363		$—	$—	$—		$0.0113	$0.0757

	Capital gains — Long-term	0.4847		0.4847	0.4847	0.4847		0.4847	0.4847

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.5210		$0.4847	$0.4847	$0.4847		$0.4960	$0.5604

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.50	$18.57	$16.67	$16.65	$16.82	$17.43	$17.89	$19.63

	7/31/09	13.92	14.77	13.17	13.16	13.32	13.80	14.23	15.68

2035 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.0623		$—	$—	$0.0200		$0.0500	$0.1017

	Capital gains — Long-term	0.4833		0.4833	0.4833	0.4833		0.4833	0.4833

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.5456		$0.4833	$0.4833	$0.5033		$0.5333	$0.5850

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.02	$18.06	$16.07	$16.10	$16.25	$16.84	$16.57	$19.14

	7/31/09	13.62	14.45	12.80	12.83	12.97	13.44	13.22	15.40

2030 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.1133		$0.0010	$0.0037	$0.0387		$0.0943	$0.1543

	Capital gains — Long-term	0.6033		0.6033	0.6033	0.6033		0.6033	0.6033

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.7166		$0.6043	$0.6070	$0.6420		$0.6976	$0.7576

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$16.85	$17.88	$16.17	$16.24	$16.20	$16.79	$16.19	$18.74

	7/31/09	13.46	14.28	12.92	12.97	12.93	13.40	12.89	15.06

2025 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.1530		$0.0297	$0.0260		$—	$0.1427	$0.1967

	Capital gains — Long-term	0.4457		0.4457	0.4457	0.4457		0.4457	0.4457

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.5987		$0.4754	$0.4717	$0.4457		$0.5884	$0.6424

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.78	$18.86	$16.80	$16.87	$16.96	$17.58	$16.91	$17.87

	7/31/09	14.54	15.43	13.75	13.81	13.95	14.46	13.77	14.61

2020 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.2340		$0.1057	$0.1180	$0.0560		$0.2193	$0.2777

	Capital gains — Long-term	0.2293		0.2293	0.2293	0.2293		0.2293	0.2293

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.4633		$0.3350	$0.3473	$0.2853		$0.4486	$0.5070

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.01	$18.05	$16.46	$16.55	$16.56	$17.16	$16.57	$18.61

	7/31/09	14.26	15.13	13.84	13.90	14.02	14.53	13.87	15.65

Fund price and distribution information For the 12-month period ended 7/31/09 cont.

2015 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.4967		$0.3347	$0.3797	$0.3613		$0.4880	$0.5433

	Capital gains — Long-term	0.2127		0.2127	0.2127	0.2127		0.2127	0.2127

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.7094		$0.5474	$0.5924	$0.5740		$0.7007	$0.7560

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$18.14	$19.25	$17.63	$17.69	$17.78	$18.42	$17.75	$18.22

	7/31/09	15.25	16.18	14.88	14.88	15.02	15.56	14.88	15.31

2010 Fund	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

	Number	1		1	1	1		1	1

	Income	$0.8710		$0.7453	$0.8237	$0.8453		$0.8420	$0.9183

	Capital gains — Long-term	—		—	—	—		—	—

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.8710		$0.7453	$0.8237	$0.8453		$0.8420	$0.9183

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$17.07	$18.11	$16.63	$16.56	$16.66	$17.26	$16.67	$18.00

	7/31/09	14.46	15.34	14.10	13.95	14.04	14.55	14.09	15.29

Maturity	Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Fund
	Number	12		12	12	12		12	12

	Income	$0.8867		$0.7854	$0.7874	$0.8204		$0.8518	$0.9220

	Capital gains — Long-term	—		—	—	—		—	—

	Capital gains — Short-term	—		—	—	—		—	—

	Total	$0.8867		$0.7854	$0.7874	$0.8204		$0.8518	$0.9220

	Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

	7/31/08	$16.85	$17.88	$16.88	$16.91	$16.89	$17.50	$16.85	$16.90

	7/31/09	14.92	15.83	14.94	14.97	14.95	15.49	14.92	14.96

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance for most recent calendar quarter Total return for periods ended 6/30/09

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2050 Fund*	Life of fund	–12.01%	–17.07%	–14.74%	–16.09%	–14.74%	–14.74%	–13.92%	–16.93%	–13.00%	–11.15%
	Annual average	–3.02	–4.39	–3.75	–4.12	–3.75	–3.75	–3.53	–4.35	–3.28	–2.80

	3 year	–25.10	–29.41	–26.79	–28.57	–26.80	–26.80	–26.27	–28.85	–25.69	–24.57
	Annual average	–9.18	–10.96	–9.87	–10.61	–9.88	–9.88	–9.66	–10.73	–9.42	–8.97

	1 year	–25.66	–29.93	–26.23	–29.73	–26.23	–26.93	–26.07	–28.66	–25.86	–25.50

2045 Fund†	Life of fund	–7.69	–13.00	–10.85	–11.97	–10.81	–10.81	–9.79	–12.94	–8.70	–6.60
	Annual average	–1.70	–2.94	–2.43	–2.69	–2.42	–2.42	–2.18	–2.92	–1.93	–1.45

	3 year	–24.38	–28.73	–26.04	–27.52	–26.02	–26.02	–25.49	–28.09	–24.94	–23.81
	Annual average	–8.89	–10.68	–9.57	–10.17	–9.56	–9.56	–9.34	–10.41	–9.12	–8.67

	1 year	–25.26	–29.56	–25.80	–29.28	–25.77	–26.47	–25.62	–28.22	–25.44	–25.07

2040 Fund†	Life of fund	–6.90	–12.25	–10.06	–11.24	–10.05	–10.05	–8.99	–12.17	–7.88	–5.78
	Annual average	–1.52	–2.76	–2.25	–2.52	–2.24	–2.24	–2.00	–2.74	–1.74	–1.27

	3 year	–23.49	–27.89	–25.16	–26.72	–25.17	–25.17	–24.58	–27.22	–24.02	–22.88
	Annual average	–8.54	–10.33	–9.21	–9.84	–9.21	–9.21	–8.97	–10.05	–8.75	–8.30

	1 year	–24.36	–28.71	–24.90	–28.49	–24.91	–25.63	–24.69	–27.32	–24.51	–24.13

Fund performance for most recent calendar quarter Total return for periods ended 6/30/09 cont.

		Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)		(11/1/04)	(11/1/04)

		NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

2035 Fund	Life of fund	–6.72%	–12.09%	–9.90%	–11.07%	–9.87%	–9.87%	–8.84%	–12.03%	–7.85%	–5.60%
	Annual average	–1.48	–2.72	–2.21	–2.48	–2.20	–2.20	–1.96	–2.71	–1.74	–1.23

	3 year	–22.49	–26.95	–24.20	–25.77	–24.21	–24.21	–23.62	–26.30	–23.04	–21.88
	Annual average	–8.14	–9.94	–8.82	–9.46	–8.83	–8.83	–8.59	–9.67	–8.36	–7.90

	1 year	–23.58	–27.97	–24.14	–27.77	–24.16	–24.88	–23.94	–26.60	–23.74	–23.36

2030 Fund	Life of fund	–5.94	–11.35	–9.18	–10.36	–9.21	–9.21	–8.10	–11.32	–7.04	–4.89
	Annual average	–1.30	–2.55	–2.04	–2.32	–2.05	–2.05	–1.79	–2.54	–1.55	–1.07

	3 year	–21.10	–25.64	–22.85	–24.44	–22.88	–22.88	–22.27	–24.99	–21.68	–20.54
	Annual average	–7.60	–9.40	–8.28	–8.92	–8.30	–8.30	–8.05	–9.14	–7.82	–7.38

	1 year	–22.54	–26.99	–23.10	–26.74	–23.12	–23.85	–22.89	–25.59	–22.71	–22.34

2025 Fund	Life of fund	–4.88	–10.35	–8.17	–9.37	–8.16	–8.16	–7.09	–10.34	–6.01	–3.82
	Annual average	–1.07	–2.31	–1.81	–2.08	–1.81	–1.81	–1.56	–2.31	–1.32	–0.83

	3 year	–19.40	–24.03	–21.21	–22.85	–21.19	–21.19	–20.62	–23.40	–20.02	–18.85
	Annual average	–6.94	–8.75	–7.64	–8.28	–7.63	–7.63	–7.41	–8.50	–7.18	–6.73

	1 year	–21.25	–25.78	–21.85	–25.61	–21.83	–22.58	–21.66	–24.41	–21.47	–21.10

2020 Fund	Life of fund	–4.61	–10.09	–7.81	–9.11	–7.87	–7.87	–6.77	–10.03	–5.59	–3.45
	Annual average	–1.01	–2.25	–1.73	–2.02	–1.74	–1.74	–1.49	–2.24	–1.22	–0.75

	3 year	–17.23	–21.99	–18.99	–20.79	–19.04	–19.04	–18.41	–21.27	–17.79	–16.56
	Annual average	–6.11	–7.94	–6.78	–7.47	–6.80	–6.80	–6.56	–7.66	–6.32	–5.86

	1 year	–19.27	–23.92	–19.79	–23.69	–19.86	–20.63	–19.63	–22.44	–19.42	–19.03

2015 Fund	Life of fund	–3.01	–8.59	–6.29	–7.66	–6.31	–6.31	–5.23	–8.55	–4.06	–1.88
	Annual average	–0.65	–1.91	–1.38	–1.69	–1.39	–1.39	–1.14	–1.90	–0.88	–0.41

	3 year	–13.59	–18.56	–15.48	–17.45	–15.50	–15.50	–14.89	–17.87	–14.27	–12.95
	Annual average	–4.75	–6.61	–5.45	–6.19	–5.46	–5.46	–5.23	–6.35	–5.00	–4.52

	1 year	–16.58	–21.38	–17.18	–21.15	–17.19	–17.98	–17.02	–19.92	–16.83	–16.38

2010 Fund	Life of fund	–3.33	–8.89	–6.61	–8.06	–6.63	–6.63	–5.52	–8.83	–4.35	–2.19
	Annual average	–0.72	–1.97	–1.45	–1.78	–1.46	–1.46	–1.21	–1.96	–0.95	–0.47

	3 year	–10.62	–15.76	–12.58	–14.68	–12.60	–12.60	–11.94	–15.02	–11.25	–9.93
	Annual average	–3.67	–5.56	–4.38	–5.15	–4.39	–4.39	–4.15	–5.28	–3.90	–3.43

	1 year	–14.20	–19.13	–14.81	–18.82	–14.82	–15.62	–14.63	–17.62	–14.38	–13.97

Maturity	Life of fund	–1.84	–7.48	–5.23	–6.75	–5.19	–5.19	–4.11	–7.46	–2.98	–0.68
Fund	Annual average	–0.40	–1.65	–1.14	–1.49	–1.13	–1.13	–0.89	–1.65	–0.65	–0.15

	3 year	–7.24	–12.57	–9.32	–11.59	–9.32	–9.32	–8.63	–11.83	–7.95	–6.53
	Annual average	–2.47	–4.38	–3.21	–4.02	–3.21	–3.21	–2.96	–4.11	–2.72	–2.23

	1 year	–11.32	–16.42	–11.98	–16.13	–12.01	–12.84	–11.75	–14.84	–11.54	–11.08

During the calendar quarter ended 6/30/09, the funds’ assets were allocated among a different set of underlying Putnam funds than the ones currently in the portfolio. Please see the funds’ prospectus for details.

* The inception date of Putnam RetirementReady 2050 Fund is 5/2/05 for all share classes.

† Because no class R shares of the fund were outstanding on 12/20/05 and 12/21/05, class R performance for the period from 12/20/05 to 12/21/05 is based on class A performance, adjusted for the applicable sales charge and the higher operating expenses for class R shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Expense information, other than for the fiscal year ending 7/31/08, also does not include the fees and expenses of the underlying Putnam mutual funds in which the Putnam RetirementReady Funds invest. Expense information shown is historical and does not necessarily reflect current expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

		Class A	Class B	Class C	Class M	Class R	Class Y

	Net expenses for the fiscal year	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%
2050 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%
2045 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%
2040 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.29%	2.04%	2.04%	1.79%	1.54%	1.04%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%
2035 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%
2030 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%
2025 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%
2020 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Your fund’s total annual operating	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%
2015 Fund	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

	Net expenses for the fiscal year	1.02%	1.77%	1.77%	1.52%	1.27%	0.77%
2010 Fund	ended 7/31/08*

	Your fund’s total annual operating	1.03%	1.78%	1.78%	1.53%	1.28%	0.78%
	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

		Class A	Class B	Class C	Class M	Class R	Class Y

	Your fund’s total annual operating	0.96%	1.71%	1.71%	1.46%	1.21%	0.71%
Maturity Fund	expenses for the fiscal year ended 7/31/08

	Your fund’s annualized expense ratio for	0.35%	1.10%	1.10%	0.85%	0.60%	0.10%
	the six-month period ended 7/31/09†

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/09.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratios of the underlying Putnam mutual funds.

Fiscal year ended 7/31/08 expense information in this table differs from that shown in the financial highlights of this report because it includes fees and expenses of the underlying Putnam funds in which the funds invest. Fiscal year expense information in this table differs from that shown in the funds’ current prospectus because it does not reflect allocations effective on and after August 28, 2009, or more recent expenses of the underlying Putnam funds. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The first table in this section shows the expenses you would have paid on a $1,000 investment in each of the Putnam RetirementReady Funds from February 1, 2009, to July 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000) for the class of shares you own.

		Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund	Expenses paid per $1,000*	$1.97	$6.16	$6.16	$4.76	$3.37	$0.56

	Ending value (after expenses)	$1,264.50	$1,258.90	$1,259.20	$1,260.80	$1,262.60	$1,265.40

2045 Fund	Expenses paid per $1,000*	$1.96	$6.16	$6.16	$4.76	$3.36	$0.56

	Ending value (after expenses)	$1,262.00	$1,258.00	$1,257.70	$1,258.90	$1,261.10	$1,263.60

2040 Fund	Expenses paid per $1,000*	$1.96	$6.15	$6.16	$4.76	$3.36	$0.56

	Ending value (after expenses)	$1,261.30	$1,256.30	$1,256.90	$1,257.80	$1,259.70	$1,262.50

2035 Fund	Expenses paid per $1,000*	$1.96	$6.16	$6.16	$4.76	$3.36	$0.56

	Ending value (after expenses)	$1,261.50	$1,257.00	$1,257.40	$1,259.20	$1,259.90	$1,263.70

2030 Fund	Expenses paid per $1,000*	$1.96	$6.16	$6.15	$4.76	$3.36	$0.56

	Ending value (after expenses)	$1,261.50	$1,256.80	$1,256.00	$1,258.20	$1,259.60	$1,263.40

2025 Fund	Expenses paid per $1,000*	$1.95	$6.12	$6.12	$4.73	$3.34	$0.56

	Ending value (after expenses)	$1,245.90	$1,242.10	$1,242.30	$1,243.00	$1,244.70	$1,248.00

2020 Fund	Expenses paid per $1,000*	$1.93	$6.05	$6.05	$4.68	$3.30	$0.55

	Ending value (after expenses)	$1,220.90	$1,216.90	$1,216.80	$1,218.40	$1,219.90	$1,222.70

2015 Fund	Expenses paid per $1,000*	$1.90	$5.96	$5.96	$4.61	$3.25	$0.54

	Ending value (after expenses)	$1,188.60	$1,184.40	$1,184.10	$1,186.10	$1,187.20	$1,190.20

2010 Fund	Expenses paid per $1,000*	$1.89	$5.92	$5.93	$4.58	$3.24	$0.54

	Ending value (after expenses)	$1,176.60	$1,172.40	$1,172.60	$1,173.30	$1,174.80	$1,178.00

Maturity Fund	Expenses paid per $1,000*	$1.92	$6.02	$6.02	$4.65	$3.29	$0.55

	Ending value (after expenses)	$1,211.60	$1,206.90	$1,207.10	$1,208.30	$1,210.10	$1,213.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

		Class A	Class B	Class C	Class M	Class R	Class Y

2050 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2045 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

		Class A	Class B	Class C	Class M	Class R	Class Y

2040 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2035 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2030 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2025 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2020 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2015 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

2010 Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

Maturity Fund	Expenses paid per $1,000*	$1.76	$5.51	$5.51	$4.26	$3.01	$0.50

	Ending value (after expenses)	$1,023.06	$1,019.34	$1,019.34	$1,020.58	$1,021.82	$1,024.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds. For the Putnam RetirementReady® Funds, the proposal called for the elimination of management fees (although the underlying Putnam funds will continue to pay management fees to Putnam Management) and for Putnam Management to reimburse the funds for their other expenses (not including brokerage, interest, taxes, investment-related expenses and extraordinary expenses).

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	Management	Total Expense
	Fee (percentile	(percentile
	rank)	rank)

Putnam RetirementReady Maturity Fund	86th	36th
Putnam RetirementReady 2010 Fund	88th	25th
Putnam RetirementReady 2015 Fund	90th	30th
Putnam RetirementReady 2020 Fund	92nd	62nd
Putnam RetirementReady 2025 Fund	88th	63rd
Putnam RetirementReady 2030 Fund	92nd	50th
Putnam RetirementReady 2035 Fund	89th	44th
Putnam RetirementReady 2040 Fund	89th	67th
Putnam RetirementReady 2045 Fund	99th	83rd
Putnam RetirementReady 2050 Fund	99th	67th

(The comparative fee and expense information for each Putnam RetirementReady® Fund includes the fees and expenses of the underlying Putnam funds in which a Putnam RetirementReady® fund invests, as well as the fees and expenses of the underlying funds in which other funds in the Lipper peer group invest.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to Putnam RetirementReady® Funds because each of them had a below-average expense ratio relative to its custom peer group.

• Economies of scale. The Trustees considered that most Putnam funds (although not the Putnam RetirementReady® Funds) currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal that would eliminate management fees for your fund.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel  — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the Putnam RetirementReady® Funds, the Trustees considered that each fund’s class A share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year and three-year periods ended March 31, 2009. This information is shown in the following table. Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is no guarantee of future results.

Three-year
	One-year	period
	period percentile	percentile rank
	rank (# of funds	(# of funds in
	in category)	category)

Putnam RetirementReady Maturity Fund
Lipper Mixed-Asset Target Allocation
Conservative Funds	87th (433)	90th (336)
Putnam RetirementReady 2010 Fund
Lipper Mixed-Asset Target 2010 Funds	38th (179)	65th (94)
Putnam RetirementReady 2015 Fund
Lipper Mixed-Asset Target 2020 Funds	29th (118)	54th (42)
Putnam RetirementReady 2020 Fund
Lipper Mixed-Asset Target 2020 Funds	45th (159)	63rd (78)
Putnam RetirementReady 2025 Fund
Lipper Mixed-Asset Target 2030 Funds	37th (103)	50th (31)
Putnam RetirementReady 2030 Fund
Lipper Mixed-Asset Target 2030 Funds	36th (152)	61st (75)
Putnam RetirementReady 2035 Fund
Lipper Mixed-Asset Target 2030+ Funds	38th (98)	50th (27)
Putnam RetirementReady 2040 Fund
Lipper Mixed-Asset Target 2030+ Funds	26th (144)	67th (68)
Putnam RetirementReady 2045 Fund
Lipper Mixed-Asset Target 2030+ Funds	42nd (89)	40th (19)
Putnam RetirementReady 2050 Fund
Lipper Mixed-Asset Target 2030+ Funds	34th (106)	69th (15)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The new management contract for your fund, which the Trustees approved on July 10, 2009, provides that your fund pays no management fee to Putnam Management. In addition, Putnam Management has agreed to reimburse your fund for its other expenses (not including brokerage, interest, taxes, investment-related expenses and extraordinary expenses). The new management contract and reimbursement obligation became effective on August 1, 2009, and do not require shareholder approval.

The following discussion describes key elements of the strategic pricing proposal applicable to other Putnam funds, including the underlying funds in which your fund invests. The proposed management contracts for these other funds are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which shareholders of most funds share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than the Putnam Retire-mentReady® Funds and Putnam Money Market Liquidity Fund) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

Based on June 30, 2009 net asset levels, the proposed management contracts would provide for payment of a management fee rate that is lower for most funds than the management fee rate payable under their current management contracts. For a small number of funds, the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidenti-ality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2009, Putnam employees had $371,000,000 and the Trustees had $33,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam RetirementReady® Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios, and the related statements of operations and of changes in each series of the net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam RetirementReady® Funds (the “trust”) at July 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 2009

The fund’s portfolio 7/31/09

2050 Fund	Shares	Value

Asset Allocation Funds* (99.0%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	473,485	6,032,194

Putnam Asset Allocation: Growth Portfolio
(Class Y)	139,940	1,437,180

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $5,995,206)		$7,469,374

Fixed Income Funds* (0.9%)
Putnam Money Market Fund (Class A)	66,884	$66,884

Total Fixed Income Funds (cost $66,884)		$66,884

Total investments (cost $6,062,090)		$7,536,258

* Percentages indicated are based on net assets of $7,542,178.

2045 Fund	Shares	Value

Asset Allocation Funds* (98.5%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	834,175	10,627,385

Putnam Asset Allocation: Growth Portfolio
(Class Y)	400,541	4,113,554

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $11,724,324)		$14,740,939

Fixed Income Funds* (1.4%)
Putnam Money Market Fund (Class A)	216,239	$216,239

Total Fixed Income Funds (cost $216,239)		$216,239

Total investments (cost $11,940,563)		$14,957,178

* Percentages indicated are based on net assets of $14,965,244.

2040 Fund	Shares	Value

Asset Allocation Funds* (97.6%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	897,575	11,435,110

Putnam Asset Allocation: Growth Portfolio
(Class Y)	959,012	9,849,053

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $16,974,388)		$21,284,163

Fixed Income Funds* (2.4%)
Putnam Money Market Fund (Class A)	518,006	$518,006

Total Fixed Income Funds (cost $518,006)		$518,006

Total investments (cost $17,492,394)		$21,802,169

* Percentages indicated are based on net assets of $21,798,768.

2035 Fund	Shares	Value

Asset Allocation Funds* (97.3%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	703,201	8,958,785

Putnam Asset Allocation: Growth Portfolio
(Class Y)	2,113,391	21,704,527

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $24,275,193)		$30,663,312

Fixed Income Funds* (2.7%)
Putnam Money Market Fund (Class A)	866,147	$866,147

Total Fixed Income Funds (cost $866,147)		$866,147

Total investments (cost $25,141,340)		$31,529,459

* Percentages indicated are based on net assets of $31,501,617.

2030 Fund	Shares	Value

Asset Allocation Funds* (96.2%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	—	$—

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	224,483	2,859,911

Putnam Asset Allocation: Growth Portfolio
(Class Y)	3,437,045	35,298,448

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $30,234,651)		$38,158,359

Fixed Income Funds* (3.9%)
Putnam Money Market Fund (Class A)	1,531,902	$1,531,902

Total Fixed Income Funds (cost $1,531,902)		$1,531,902

Total investments (cost $31,766,553)		$39,690,261

* Percentages indicated are based on net assets of $39,656,958.

2025 Fund	Shares	Value

Asset Allocation Funds* (94.5%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	1,213,039	$11,172,093

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio
(Class Y)	3,208,572	32,952,032

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $35,451,657)		$44,124,125

Fixed Income Funds* (5.8%)
Putnam Money Market Fund (Class A)	2,688,009	$2,688,009

Total Fixed Income Funds (cost $2,688,009)		$2,688,009

Total investments (cost $38,139,666)		$46,812,134

* Percentages indicated are based on net assets of $46,714,143.

The fund’s portfolio 7/31/09 cont.

2020 Fund	Shares	Value

Asset Allocation Funds* (91.8%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	3,512,582	$32,350,884

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Equity Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio
(Class Y)	967,462	9,935,837

Putnam Income Strategies Fund (Class Y)	—	—

Total Asset Allocation Funds (cost $34,683,907)		$42,286,721

Fixed Income Funds* (8.2%)
Putnam Money Market Fund (Class A)	3,794,707	$3,794,707

Total Fixed Income Funds (cost $3,794,707)		$3,794,707

Total investments (cost $38,478,614)		$46,081,428
* Percentages indicated are based on net assets of $46,050,112.

2015 Fund	Shares	Value

Asset Allocation Funds* (87.7%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	3,086,632	$28,427,881

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	2,009,948	16,441,378

Putnam Asset Allocation: Equity Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio
(Class Y)	—	—

Putnam Income Strategies Fund (Class Y)	398,652	3,344,692

Total Asset Allocation Funds (cost $40,629,587)		$48,213,951

Fixed Income Funds* (12.3%)
Putnam Money Market Fund (Class A)	6,772,447	$6,772,447

Total Fixed Income Funds (cost $6,772,447)		$6,772,447

Total investments (cost $47,402,034)		$54,986,398

* Percentages indicated are based on net assets of $54,954,372.

2010 Fund	Shares	Value

Asset Allocation Funds* (83.2%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	403,966	$3,720,526

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	800,476	6,547,896

Putnam Asset Allocation: Equity Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio
(Class Y)	—	—

Putnam Income Strategies Fund (Class Y)	876,316	7,352,290

Total Asset Allocation Funds (cost $15,009,707)		$17,620,712

Fixed Income Funds* (17.2%)
Putnam Money Market Fund (Class A)	3,638,410	$3,638,410

Total Fixed Income Funds (cost $3,638,410)		$3,638,410

Total investments (cost $18,648,117)		$21,259,122
* Percentages indicated are based on net assets of $21,187,869.

Maturity Fund	Shares	Value

Asset Allocation Funds* (92.1%)
Putnam Asset Allocation: Balanced Portfolio
(Class Y)	76,761	$706,966

Putnam Asset Allocation: Conservative Portfolio
(Class Y)	127,434	1,042,413

Putnam Asset Allocation: Equity Portfolio
(Class Y)	—	—

Putnam Asset Allocation: Growth Portfolio
(Class Y)	—	—

Putnam Income Strategies Fund (Class Y)	1,404,292	11,782,014

Total Asset Allocation Funds (cost $11,457,065)		$13,531,393

Fixed Income Funds* (7.5%)
Putnam Money Market Fund (Class A)	1,098,663	$1,098,663

Total Fixed Income Funds (cost $1,098,663)		$1,098,663

Total investments (cost $12,555,728)		$14,630,056

* Percentages indicated are based on net assets of $14,691,557.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of July 31, 2009:

	Valuation inputs

Fund	Level 1	Level 2	Level 3	Total

Putnam RetirementReady 2050 Fund	$7,536,258	$—	$—	$7,536,258

Putnam RetirementReady 2045 Fund	14,957,178	—	—	14,957,178

Putnam RetirementReady 2040 Fund	21,802,169	—	—	21,802,169

Putnam RetirementReady 2035 Fund	31,529,459	—	—	31,529,459

Putnam RetirementReady 2030 Fund	39,690,261	—	—	39,690,261

Putnam RetirementReady 2025 Fund	46,812,134	—	—	46,812,134

Putnam RetirementReady 2020 Fund	46,081,428	—	—	46,081,428

Putnam RetirementReady 2015 Fund	54,986,398	—	—	54,986,398

Putnam RetirementReady 2010 Fund	21,259,122	—	—	21,259,122

Putnam RetirementReady Maturity Fund	14,630,056	—	—	14,630,056

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/09

ASSETS	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Investments in affiliated underlying Putnam Funds, at value (Notes 1 and 5)	$7,536,258	$14,957,178	$21,802,169	$31,529,459	$39,690,261

Interest receivable	—	—	—	1	2

Receivable for shares of the fund sold	23,183	36,913	25,419	28,064	41,555

Receivable for securities sold	4,452	26,819	7,755	11,043	8,342

Receivable from Manager (Note 2)	110	—	—	—	—

Total assets	7,564,003	15,020,910	21,835,343	31,568,567	39,740,160

LIABILITIES	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Payable for shares of the fund repurchased	6,073	34,081	7,968	26,473	23,000

Payable for securities purchased	7,488	7,392	8,481	10,100	20,570

Payable for compensation of Manager (Note 2)	—	1,908	2,579	4,752	5,878

Payable for distribution fees (Note 2)	1,310	2,289	3,241	4,787	6,650

Payable for shareholder expense	2,879	2,398	3,331	4,275	5,297

Payable for audit expense	3,705	7,290	10,549	16,014	21,129

Other accrued expenses	370	308	426	549	678

Total liabilities	21,825	55,666	36,575	66,950	83,202

Net assets	$7,542,178	$14,965,244	$21,798,768	$31,501,617	$39,656,958

REPRESENTED BY	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Paid-in-capital (unlimited shares authorized) (Notes 1 and 4)	$13,236,546	$25,897,863	$36,671,129	$54,285,491	$70,413,810

Undistributed net investment income (Note 1)	35,381	112,216	199,102	377,755	613,053

Accumulated net realized loss on investments (Note 1)	(7,203,917)	(14,061,450)	(19,381,238)	(29,549,748)	(39,293,613)

Net unrealized appreciation of investments	1,474,168	3,016,615	4,309,775	6,388,119	7,923,708

Total — Representing net assets applicable to capital outstanding	$7,542,178	$14,965,244	$21,798,768	$31,501,617	$39,656,958

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Computation of net asset value, offering price and redemption price — Class A
Net Assets	$5,110,496	$10,107,654	$13,919,402	$20,418,247	$27,113,097

Number of shares outstanding	419,350	763,896	999,984	1,498,885	2,014,820

Net asset value and redemption price	$12.19	$13.23	$13.92	$13.62	$13.46

Offering price per class A share (100/94.25 of Class A net asset value)*	$12.93	$14.04	$14.77	$14.45	$14.28

Computation of net asset value and offering price — Class B
Net Assets	$136,512	$138,496	$226,302	$396,845	$642,258

Number of shares outstanding	11,287	11,128	17,180	30,998	49,719

Net asset value and offering price**	$12.09	$12.45	$13.17	$12.80	$12.92

Computation of net asset value and offering price — Class C
Net Assets	$45,649	$12,619	$37,639	$125,815	$143,664

Number of shares outstanding	3,777	1,004	2,861	9,809	11,072

Net asset value and offering price**	$12.08***	$12.56***	$13.16	$12.83	$12.97***

Computation of net asset value, offering price and redemption price — Class M
Net Assets	$42,584	$4,809	$14,562	$58,123	$611,980

Number of shares outstanding	3,513	369	1,093	4,483	47,332

Net asset value and redemption price	$12.12	$13.03	$13.32	$12.97	$12.93

Offering price per class M share (100/96.50 of Class M net asset value)*	$12.56	$13.50	$13.80	$13.44	$13.40

Computation of net asset value, offering price and redemption price — Class R
Net Assets	$256,232	$335,405	$622,093	$635,902	$582,224

Number of shares outstanding	21,175	24,871	43,715	48,085	45,162

Net asset value, offering price and redemption value	$12.10	$13.49	$14.23	$13.22	$12.89

Computation of net asset value, offering price and redemption price — Class Y
Net Assets	$1,950,705	$4,366,261	$6,978,770	$9,866,685	$10,563,735

Number of shares outstanding	159,583	290,062	445,018	640,791	701,651

Net asset value, offering price and redemption value	$12.22	$15.05	$15.68	$15.40	$15.06

Cost of investments (Note 1)	$6,062,090	$11,940,563	$17,492,394	$25,141,340	$31,766,553

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/09 cont.

ASSETS	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Investments in affiliated underlying Putnam Funds, at value (Notes 1 and 5)	$46,812,134	$46,081,428	$54,986,398	$21,259,122	$14,630,056

Interest receivable	3	3	9	5	1

Receivable for shares of the fund sold	168,437	67,729	49,549	5,646	83,086

Receivable for securities sold	212,490	16,884	3,046	33	63,417

Total assets	47,193,064	46,166,044	55,039,002	21,264,806	14,776,560

LIABILITIES	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Payable for shares of the fund repurchased	413,362	16,918	5,101	48,770	64,418

Payable for securities purchased	17,342	48,400	23,395	3,323	6,497

Payable for compensation of Manager (Note 2)	7,535	8,730	9,818	4,351	2,181

Payable for distribution fees (Note 2)	7,962	8,384	10,753	3,996	2,608

Payable for shareholder expense	6,171	5,582	5,021	2,850	1,395

Payable for audit expense	25,757	27,199	29,893	13,278	7,727

Other accrued expenses	792	719	649	369	177

Total liabilities	478,921	115,932	84,630	76,937	85,003

Net assets	$46,714,143	$46,050,112	$54,954,372	$21,187,869	$14,691,557

REPRESENTED BY	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Paid-in-capital (unlimited shares authorized) (Notes 1 and 4)	$82,597,202	$82,027,441	$84,590,682	$33,185,239	$20,500,528

Undistributed net investment income (Note 1)	1,087,642	1,891,823	2,169,791	545,202	3,559

Accumulated net realized loss on investments (Note 1)	(45,643,169)	(45,471,966)	(39,390,465)	(15,153,577)	(7,886,858)

Net unrealized appreciation of investments	8,672,468	7,602,814	7,584,364	2,611,005	2,074,328

Total — Representing net assets applicable to capital outstanding	$46,714,143	$46,050,112	$54,954,372	$21,187,869	$14,691,557

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Computation of net asset value, offering price and redemption price — Class A
Net Assets	$33,256,153	$35,293,772	$46,905,095	$16,440,232	$10,811,924

Number of shares outstanding	2,286,504	2,474,601	3,075,269	1,136,875	724,791

Net asset value and redemption price	$14.54	$14.26	$15.25	$14.46	$14.92

Offering price per class A share (100/94.25 of Class A net asset value)*	$15.43	$15.13	$16.18	$15.34	$15.83

Computation of net asset value and offering price — Class B
Net Assets	$777,196	$699,465	$547,875	$182,484	$42,151

Number of shares outstanding	56,536	50,537	36,824	12,942	2,821

Net asset value and offering price**	$13.75	$13.84	$14.88	$14.10	$14.94

Computation of net asset value and offering price — Class C
Net Assets	$195,567	$367,270	$261,310	$310,880	$127,471

Number of shares outstanding	14,164	26,419	17,560	22,292	8,518

Net asset value and offering price**	$13.81	$13.90	$14.88	$13.95	$14.97***

Computation of net asset value, offering price and redemption price — Class M
Net Assets	$93,799	$218,335	$261,575	$62,396	$393,799

Number of shares outstanding	6,722	15,575	17,419	4,443	26,342

Net asset value and redemption price	$13.95	$14.02	$15.02	$14.04	$14.95

Offering price per class M share (100/96.50 of Class M net asset value)*	$14.46	$14.53	$15.56	$14.55	$15.49

Computation of net asset value, offering price and redemption price — Class R
Net Assets	$1,097,144	$461,417	$845,923	$373,120	$77,066

Number of shares outstanding	79,651	33,274	56,860	26,473	5,166

Net asset value, offering price and redemption value	$13.77	$13.87	$14.88	$14.09	$14.92

Computation of net asset value, offering price and redemption price — Class Y
Net Assets	$11,294,284	$9,009,853	$6,132,594	$3,818,757	$3,239,146

Number of shares outstanding	773,021	575,696	400,573	249,735	216,547

Net asset value, offering price and redemption value	$14.61	$15.65	$15.31	$15.29	$14.96

Cost of investments (Note 1)	$38,139,666	$38,478,614	$47,402,034	$18,648,117	$12,555,728

* On retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/09

INVESTMENT INCOME	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Income distributions from underlying Putnam Fund shares	$76,380	$159,090	$267,981	$483,064	$759,091

EXPENSES (NOTE 2)	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund

Compensation of Manager (Note 2)	3,821	7,517	10,878	16,516	21,795

Distribution fees — Class A (Note 2)	12,690	24,414	35,037	51,085	67,429

Distribution fees — Class B (Note 2)	1,041	1,208	2,595	3,717	5,518

Distribution fees — Class C (Note 2)	315	141	240	953	1,011

Distribution fees — Class M (Note 2)	246	38	72	401	4,047

Distribution fees — Class R (Note 2)	825	1,789	2,563	2,751	2,998

Audit fees	3,704	7,290	10,549	16,014	21,129

Reports to shareholder	3,957	3,216	4,755	5,899	7,474

Other fees	522	430	604	770	924

Fees waived and reimbursed by Manager (Note 2)	(4,362)	(3,416)	(5,027)	(6,169)	(7,740)

Total expenses	22,759	42,627	62,266	91,937	124,585

Net investment income	53,621	116,463	205,715	391,127	634,506

Net realized loss on sale of underlying Putnam Fund shares (Notes 1 and 3)	(5,682,195)	(11,282,030)	(15,933,978)	(24,881,707)	(33,173,521)

Capital gain distribution from underlying Putnam Fund shares	559	1,056	1,486	2,201	2,840

Net unrealized appreciation of underlying Putnam Fund shares
during the year	3,275,905	6,760,492	9,593,489	14,974,253	19,487,382

Net loss on investments	(2,405,731)	(4,520,482)	(6,339,003)	(9,905,253)	(13,683,299)

Net decrease in net assets resulting from operations	$(2,352,110)	$(4,404,019)	$(6,133,288)	$(9,514,126)	$(13,048,793)

Statement of operations Year ended 7/31/09 cont.

INVESTMENT INCOME	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Income distributions from underlying Putnam Fund shares	$1,271,214	$2,076,302	$3,076,117	$1,616,731	$1,093,288

EXPENSES (NOTE 2)	2025 Fund	2020 Fund	2015 Fund	2010 Fund	Maturity Fund

Compensation of Manager (Note 2)	26,575	28,071	30,836	13,702	7,972

Distribution fees — Class A (Note 2)	82,349	93,296	116,741	43,936	26,920

Distribution fees — Class B (Note 2)	7,357	6,110	4,052	1,829	399

Distribution fees — Class C (Note 2)	1,363	2,153	2,345	2,872	1,330

Distribution fees — Class M (Note 2)	584	2,047	2,070	2,411	3,489

Distribution fees — Class R (Note 2)	4,126	2,831	2,538	1,757	711

Audit fees	25,757	27,200	29,893	13,278	7,727

Reports to shareholder	8,316	7,309	7,210	4,053	2,336

Other fees	1,084	978	911	533	272

Fees waived and reimbursed by Manager (Note 2)	(8,604)	(7,457)	(7,192)	(4,179)	(2,370)

Total expenses	148,907	162,538	189,404	80,192	48,786
Net investment income	1,122,307	1,913,764	2,886,713	1,536,539	1,044,502
Net realized loss on sale of underlying Putnam Fund shares (Notes 1 and 3)	(38,398,814)	(38,191,574)	(34,633,269)	(13,072,712)	(6,815,743)

Capital gain distribution from underlying Putnam Fund shares	3,327	3,069	2,192	822	1,310

Net unrealized appreciation of underlying Putnam Fund shares
during the year	21,802,873	20,222,228	18,326,557	5,845,321	3,590,995

Net loss on investments	(16,592,614)	(17,966,277)	(16,304,520)	(7,226,569)	(3,223,438)

Net decrease in net assets resulting from operations	$(15,470,307)	$(16,052,513)	$(13,417,807)	$(5,690,030)	$(2,178,936)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

2050 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$53,621	$146,288

Net realized loss on underlying
Putnam Fund shares	(5,681,636)	(152,368)

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	3,275,905	(1,730,821)

Net decrease in net assets resulting
from operations	(2,352,110)	(1,736,901)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(83,861)	(220,506)

Class B	(897)	(2,414)

Class C	(262)	(531)

Class M	(355)	(712)

Class R	(2,275)	(2,364)

Class Y	(58,367)	(98,324)

Net realized short-term gain on investments

Class A	—	(668,652)

Class B	—	(10,391)

Class C	—	(1,795)

Class M	—	(2,452)

Class R	—	(7,302)

Class Y	—	(269,850)

From net realized long-term gain on investments

Class A	(198,202)	(285,450)

Class B	(4,258)	(4,436)

Class C	(1,113)	(767)

Class M	(1,212)	(1,047)

Class R	(5,843)	(3,117)

Class Y	(115,779)	(115,200)

Redemption fees (Note 1)	—	—

Decrease from capital share transactions
(Note 4)	(522,010)	(1,103,515)

Total decrease in net assets	(3,346,544)	(4,535,726)

NET ASSETS

Beginning of year	10,888,722	15,424,448

End of year	$7,542,178	$10,888,722

Undistributed net investment income,
end of year	$35,381	$130,350

2045 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$116,463	$320,237

Net realized gain (loss) on underlying
Putnam Fund shares	(11,280,974)	606,845

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	6,760,492	(4,125,874)

Net decrease in net assets resulting
from operations	(4,404,019)	(3,198,792)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(5,593)	(684,640)

Class B	—	(5,711)

Class C	—	(644)

Class M	—	(16)

Class R	—	(9,867)

Class Y	(21,436)	(251,520)

Net realized short-term gain on investments

Class A	—	(1,006,485)

Class B	—	(9,829)

Class C	—	(1,100)

Class M	—	(64)

Class R	—	(14,573)

Class Y	—	(341,149)

From net realized long-term gain on investments

Class A	(495,612)	(3,105,468)

Class B	(6,701)	(30,326)

Class C	(912)	(3,394)

Class M	(288)	(197)

Class R	(20,110)	(44,965)

Class Y	(305,501)	(1,052,599)

Redemption fees (Note 1)	30	1,630

Decrease from capital share transactions
(Note 4)	(1,836,225)	(3,152,893)

Total decrease in net assets	(7,096,367)	(12,912,602)

NET ASSETS

Beginning of year	22,061,611	34,974,213

End of year	$14,965,244	$22,061,611

Undistributed net investment income,
end of year	$112,216	$14,804

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2040 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$205,715	$527,636

Net realized gain (loss) on underlying
Putnam Fund shares	(15,932,492)	1,228,812

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	9,593,489	(6,227,738)

Net decrease in net assets resulting
from operations	(6,133,288)	(4,471,290)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(36,540)	(1,014,929)

Class B	—	(7,695)

Class C	—	(848)

Class M	—	(532)

Class R	(428)	(12,057)

Class Y	(49,998)	(356,992)

Net realized short-term gain on investments

Class A	—	(905,345)

Class B	—	(8,532)

Class C	—	(820)

Class M	—	(579)

Class R	—	(10,679)

Class Y	—	(295,594)

From net realized long-term gain on investments

Class A	(487,425)	(4,459,568)

Class B	(10,924)	(42,025)

Class C	(821)	(4,039)

Class M	(340)	(2,852)

Class R	(18,313)	(52,602)

Class Y	(320,251)	(1,456,042)

Redemption fees (Note 1)	163	14

Decrease from capital share transactions
(Note 4)	(2,855,146)	(2,752,018)

Total decrease in net assets	(9,913,311)	(15,855,024)

NET ASSETS

Beginning of year	31,712,079	47,567,103

End of year	$21,798,768	$31,712,079

Undistributed net investment income,
end of year	$199,102	$70,293

2035 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$391,127	$968,577

Net realized gain (loss) on underlying
Putnam Fund shares	(24,879,506)	2,558,007

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	14,974,253	(10,214,814)

Net decrease in net assets resulting
from operations	(9,514,126)	(6,688,230)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(93,903)	(1,505,316)

Class B	—	(18,234)

Class C	—	(3,153)

Class M	(112)	(2,182)

Class R	(2,244)	(14,178)

Class Y	(115,721)	(731,993)

Net realized short-term gain on investments

Class A	—	(1,030,846)

Class B	—	(14,777)

Class C	—	(2,477)

Class M	—	(1,691)

Class R	—	(9,800)

Class Y	—	(467,071)

From net realized long-term gain on investments

Class A	(728,126)	(6,474,172)

Class B	(15,726)	(92,805)

Class C	(3,901)	(15,555)

Class M	(2,699)	(10,617)

Class R	(21,689)	(61,547)

Class Y	(550,153)	(2,933,416)

Redemption fees (Note 1)	271	21

Decrease from capital share transactions
(Note 4)	(6,530,661)	(4,423,962)

Total decrease in net assets	(17,578,790)	(24,502,001)

NET ASSETS

Beginning of year	49,080,407	73,582,408

End of year	$31,501,617	$49,080,407

Undistributed net investment income,
end of year	$377,755	$185,759

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2030 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$634,506	$1,532,945

Net realized gain (loss) on underlying
Putnam Fund shares	(33,170,681)	3,135,025

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	19,487,382	(13,598,452)

Net decrease in net assets resulting
from operations	(13,048,793)	(8,930,482)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(230,100)	(2,019,953)

Class B	(44)	(20,617)

Class C	(26)	(3,130)

Class M	(1,726)	(27,458)

Class R	(5,012)	(18,590)

Class Y	(235,881)	(1,088,427)

Net realized short-term gain on investments

Class A	—	(1,024,722)

Class B	—	(12,658)

Class C	—	(1,840)

Class M	—	(15,757)

Class R	—	(9,397)

Class Y	—	(514,573)

From net realized long-term gain on investments

Class A	(1,224,943)	(8,843,236)

Class B	(26,462)	(109,237)

Class C	(4,360)	(15,875)

Class M	(26,933)	(135,977)

Class R	(32,059)	(81,097)

Class Y	(922,125)	(4,440,710)

Redemption fees (Note 1)	885	1,120

Increase (decrease) from capital share
transactions (Note 4)	(11,502,109)	902,641

Total decrease in net assets	(27,259,688)	(26,409,975)

NET ASSETS

Beginning of year	66,916,646	93,326,621

End of year	$39,656,958	$66,916,646

Undistributed net investment income,
end of year	$613,053	$437,992

2025 Fund — DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$1,122,307	$2,202,387

Net realized gain (loss) on underlying
Putnam Fund shares	(38,395,487)	3,523,337

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	21,802,873	(15,763,707)

Net decrease in net assets resulting
from operations	(15,470,307)	(10,037,983)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(364,668)	(2,485,024)

Class B	(1,681)	(38,146)

Class C	(248)	(6,391)

Class M	—	(10,290)

Class R	(8,951)	(16,477)

Class Y	(386,188)	(1,556,429)

Net realized short-term gain on investments

Class A	—	(1,132,503)

Class B	—	(20,754)

Class C	—	(3,420)

Class M	—	(5,335)

Class R	—	(7,551)

Class Y	—	(659,833)

From net realized long-term gain on investments

Class A	(1,062,224)	(10,912,418)

Class B	(25,256)	(199,976)

Class C	(4,250)	(32,951)

Class M	(2,514)	(51,411)

Class R	(27,963)	(72,757)

Class Y	(875,141)	(6,357,933)

Redemption fees (Note 1)	43	31

Decrease from capital share transactions
(Note 4)	(17,536,726)	(6,449,270)

Total decrease in net assets	(35,766,074)	(40,056,821)

NET ASSETS

Beginning of year	82,480,217	122,537,038

End of year	$46,714,143	$82,480,217

Undistributed net investment income,
end of year	$1,087,642	$724,507

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2020 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$1,913,764	$2,977,063

Net realized gain (loss) on underlying
Putnam Fund shares	(38,188,505)	2,078,314

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	20,222,228	(15,029,143)

Net decrease in net assets resulting
from operations	(16,052,513)	(9,973,766)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(662,067)	(3,236,534)

Class B	(4,878)	(27,699)

Class C	(1,451)	(6,444)

Class M	(1,401)	(38,440)

Class R	(10,582)	(12,151)

Class Y	(475,196)	(1,659,018)

Net realized short-term gain on investments

Class A	—	(964,123)

Class B	—	(9,808)

Class C	—	(2,233)

Class M	—	(12,599)

Class R	—	(3,673)

Class Y	—	(460,179)

From net realized long-term gain on investments

Class A	(648,863)	(11,248,483)

Class B	(10,586)	(114,425)

Class C	(2,820)	(26,053)

Class M	(5,736)	(146,989)

Class R	(11,065)	(42,853)

Class Y	(392,479)	(5,368,941)

Redemption fees (Note 1)	380	175

Decrease from capital share transactions
(Note 4)	(26,633,851)	(19,176,770)

Total decrease in net assets	(44,913,108)	(52,531,006)

NET ASSETS
Beginning of year	90,963,220	143,494,226

End of year	$46,050,112	$90,963,220

Undistributed net investment income,
end of year	$1,891,823	$1,128,824

2015 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$2,886,713	$3,583,435

Net realized gain (loss) on underlying
Putnam Fund shares	(34,631,077)	1,299,187

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	18,326,557	(11,600,661)

Net decrease in net assets resulting
from operations	(13,417,807)	(6,718,039)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(1,588,656)	(3,287,903)

Class B	(9,677)	(26,188)

Class C	(6,214)	(5,865)

Class M	(4,557)	(6,216)

Class R	(13,161)	(5,780)

Class Y	(742,384)	(1,529,626)

Net realized short-term gain on investments

Class A	—	(501,590)

Class B	—	(4,863)

Class C	—	(1,124)

Class M	—	(1,058)

Class R	—	(889)

Class Y	—	(218,525)

From net realized long-term gain on investments

Class A	(680,244)	(7,458,574)

Class B	(6,149)	(72,311)

Class C	(3,481)	(16,719)

Class M	(2,682)	(15,727)

Class R	(5,735)	(13,217)

Class Y	(290,577)	(3,249,431)

Redemption fees (Note 1)	1,100	964

Decrease from capital share transactions
(Note 4)	(20,269,484)	(15,053,526)

Total decrease in net assets	(37,039,708)	(38,186,207)

NET ASSETS

Beginning of year	91,994,080	130,180,287

End of year	$54,954,372	$91,994,080

Undistributed net investment income,
end of year	$2,169,791	$1,648,745

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets cont.

2010 Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$1,536,539	$2,092,293

Net realized loss on underlying
Putnam Fund shares	(13,071,890)	(645,050)

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	5,845,321	(3,429,225)

Net decrease in net assets resulting
from operations	(5,690,030)	(1,981,982)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(1,103,931)	(1,873,550)

Class B	(10,286)	(11,280)

Class C	(19,029)	(3,657)

Class M	(25,060)	(4,595)

Class R	(19,551)	(11,267)

Class Y	(767,105)	(888,858)

Net realized short-term gain on investments

Class A	—	(150,739)

Class B	—	(1,065)

Class C	—	(337)

Class M	—	(422)

Class R	—	(936)

Class Y	—	(67,552)

From net realized long-term gain on investments

Class A	—	(1,846,523)

Class B	—	(13,044)

Class C	—	(4,134)

Class M	—	(5,170)

Class R	—	(11,470)

Class Y	—	(827,498)

Redemption fees (Note 1)	496	238

Decrease from capital share transactions
(Note 4)	(13,130,902)	(15,345,661)

Total decrease in net assets	(20,765,398)	(23,049,502)

NET ASSETS
Beginning of year	41,953,267	65,002,769

End of year	$21,187,869	$41,953,267

Undistributed net investment income,
end of year	$545,202	$952,804

Maturity Fund — DECREASE IN NET ASSETS

	Year ended	Year ended
	7/31/09	7/31/08

Operations:

Net investment income	$1,044,502	$1,103,855

Net realized loss on underlying
Putnam Fund shares	(6,814,433)	(454,981)

Net unrealized appreciation (depreciation)
on underlying Putnam Fund shares	3,590,995	(1,455,306)

Net decrease in net assets resulting
from operations	(2,178,936)	(806,432)

Distributions to shareholders (Note 1)

From ordinary income

Net investment income

Class A	(684,854)	(830,601)

Class B	(2,298)	(2,614)

Class C	(8,936)	(39)

Class M	(34,269)	(5,707)

Class R	(8,841)	(4,681)

Class Y	(307,390)	(378,217)

Net realized short-term gain on investments

Class A	—	(113,684)

Class B	—	(383)

Class C	—	(6)

Class M	—	(1,183)

Class R	—	(461)

Class Y	—	(41,763)

From net realized long-term gain on investments

Class A	—	(854,436)

Class B	—	(2,880)

Class C	—	(43)

Class M	—	(8,895)

Class R	—	(3,462)

Class Y	—	(313,887)

Redemption fees (Note 1)	2,056	816

Decrease from capital share transactions
(Note 4)	(3,665,488)	(7,746,813)

Total decrease in net assets	(6,888,956)	(11,115,371)

NET ASSETS

Beginning of year	21,580,513	32,695,884

End of year	$14,691,557	$21,580,513

Undistributed net investment income,
end of year	$3,559	$4,337

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2050 Fund

Class A
July 31, 2009	$15.83	.07	(3.08)	(3.01)	(.19)	(.44)	(.63)	— e	$12.19	(18.34)	$5,110.35		.64	170.52
July 31, 2008	21.18	.21	(2.85)	(2.64)	(.51)	(2.20)	(2.71)	—	15.83	(14.25)	7,132.35		1.13	151.28
July 31, 2007	18.79	.17	2.89	3.06	(.33)	(.34)	(.67)	— e	21.18	16.35	10,042.34		.81	67.99
July 31, 2006	18.10	.16 f	1.11	1.27	(.27)	(.31)	(.58)	— e	18.79	7.07	2,852.35		.86 f	96.90
July 31, 2005**	16.65	—	1.45	1.45	—	—	—	—	18.10	8.72 *	274	.09 *	(.02) *	24.76 *

Class B
July 31, 2009	$15.69	(.02)	(3.05)	(3.07)	(.09)	(.44)	(.53)	— e	$12.09	(19.00)	$137	1.10	(.19)	170.52
July 31, 2008	21.02	.06	(2.83)	(2.77)	(.36)	(2.20)	(2.56)	—	15.69	(14.91)	119	1.10	.31	151.28
July 31, 2007	18.71	.02	2.86	2.88	(.23)	(.34)	(.57)	— e	21.02	15.50	143	1.09	.12	67.99
July 31, 2006	18.07	.08 f	1.04	1.12	(.17)	(.31)	(.48)	— e	18.71	6.26	45	1.10	.43 f	96.90
July 31, 2005**	16.65	(.03)	1.45	1.42	—	—	—	—	18.07	8.50 *	31	.28 *	(.16) *	24.76 *

Class C
July 31, 2009	$15.70	(.03)	(3.05)	(3.08)	(.10)	(.44)	(.54)	— e	$12.08	(19.01)	$46	1.10	(.29)	170.52
July 31, 2008	21.12	.05	(2.81)	(2.76)	(.46)	(2.20)	(2.66)	—	15.70	(14.90)	34	1.10	.29	151.28
July 31, 2007	18.72	(.10)	2.98	2.88	(.14)	(.34)	(.48)	— e	21.12	15.49	16	1.09	(.44)	67.99
July 31, 2006	18.07	.24 f	.89	1.13	(.17)	(.31)	(.48)	— e	18.72	6.29	1	1.10	1.31 f	96.90
July 31, 2005**	16.65	(.03)	1.45	1.42	—	—	—	—	18.07	8.50 *	4	.28 *	(.16) *	24.76 *

Class M
July 31, 2009	$15.74	— e	(3.05)	(3.05)	(.13)	(.44)	(.57)	— e	$12.12	(18.78)	$43.85		(.01)	170.52
July 31, 2008	21.12	.10	(2.83)	(2.73)	(.45)	(2.20)	(2.65)	—	15.74	(14.69)	36.85		.54	151.28
July 31, 2007	18.74	(.02)	2.96	2.94	(.22)	(.34)	(.56)	— e	21.12	15.74	29.84		(.11)	67.99
July 31, 2006	18.08	.15 f	1.02	1.17	(.20)	(.31)	(.51)	— e	18.74	6.52	3.85		.78 f	96.90
July 31, 2005**	16.65	(.02)	1.45	1.43	—	—	—	—	18.08	8.56 *	3	.22 *	(.09) *	24.76 *

Class R
July 31, 2009	$15.74	.02	(3.05)	(3.03)	(.17)	(.44)	(.61)	— e	$12.10	(18.58)	$256.60		.18	170.52
July 31, 2008	21.12	.13	(2.81)	(2.68)	(.50)	(2.20)	(2.70)	—	15.74	(14.47)	150.60		.73	151.28
July 31, 2007	18.77	.08	2.92	3.00	(.31)	(.34)	(.65)	— e	21.12	16.08	66.59		.38	67.99
July 31, 2006	18.09	.07 f	1.14	1.21	(.22)	(.31)	(.53)	— e	18.77	6.75	10.60		.40 f	96.90
July 31, 2005**	16.65	(.01)	1.45	1.44	—	—	—	—	18.09	8.64 *	1	.15 *	(.04) *	24.76 *

Class Y
July 31, 2009	$15.89	.11	(3.12)	(3.01)	(.22)	(.44)	(.66)	— e	$12.22	(18.20)	$1,951.10		.95	170.52
July 31, 2008	21.26	.24	(2.85)	(2.61)	(.56)	(2.20)	(2.76)	—	15.89	(14.04)	3,417.10		1.26	151.28
July 31, 2007	18.84	.19	2.92	3.11	(.35)	(.34)	(.69)	— e	21.26	16.65	5,128.09		.90	67.99
July 31, 2006	18.11	.21 f	1.11	1.32	(.28)	(.31)	(.59)	— e	18.84	7.34	1,047.10		1.09 f	96.90
July 31, 2005**	16.65	.01	1.45	1.46	—	—	—	—	18.11	8.76 *	134	.03 *	.05 *	24.76 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

46	47

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2045 Fund

Class A
July 31, 2009	$17.10	.09	(3.27)	(3.18)	(.01)	(.68)	(.69)	— e	$13.23	(17.96)	$10,108.35		.73	157.65
July 31, 2008	26.39	.26	(3.04)	(2.78)	(.93)	(5.58)	(6.51)	— e	17.10	(13.88)	14,332.34		1.21	133.74
July 31, 2007	24.07	.25	3.64	3.89	(.44)	(1.13)	(1.57)	— e	26.39	16.36	22,590.33		.93	78.06
July 31, 2006	23.56	.28 f	1.47	1.75	(.40)	(.84)	(1.24)	— e	24.07	7.50	15,085.35		1.14 f	55.76
July 31, 2005***	21.12	.09	2.54	2.63	(.19)	—	(.19)	—	23.56	12.51 *	8,136	.26 *	.41 *	42.17 *

Class B
July 31, 2009	$16.25	(.02)	(3.10)	(3.12)	—	(.68)	(.68)	— e	$12.45	(18.53)	$138	1.10	(.14)	157.65
July 31, 2008	25.42	.09	(2.89)	(2.80)	(.79)	(5.58)	(6.37)	— e	16.25	(14.52)	158	1.09	.45	133.74
July 31, 2007	23.30	.04	3.53	3.57	(.32)	(1.13)	(1.45)	— e	25.42	15.49	158	1.08	.16	78.06
July 31, 2006	22.92	— f	1.52	1.52	(.30)	(.84)	(1.14)	— e	23.30	6.71	81	1.10	(.01) f	55.76
July 31, 2005***	20.65	(.08)	2.52	2.44	(.17)	—	(.17)	—	22.92	11.87 *	17	.82 *	(.37) *	42.17 *

Class C
July 31, 2009	$16.39	— e	(3.15)	(3.15)	—	(.68)	(.68)	— e	$12.56	(18.55)	$13	1.10	.01	157.65
July 31, 2008	25.59	.08	(2.90)	(2.82)	(.80)	(5.58)	(6.38)	— e	16.39	(14.52)	20	1.09	.40	133.74
July 31, 2007	23.40	.03	3.55	3.58	(.26)	(1.13)	(1.39)	— e	25.59	15.48	17	1.08	.12	78.06
July 31, 2006	22.92	.11 f	1.42	1.53	(.21)	(.84)	(1.05)	— e	23.40	6.70	9	1.10	.46 f	55.76
July 31, 2005***	20.65	(.09)	2.53	2.44	(.17)	—	(.17)	—	22.92	11.89 *	10	.82 *	(.39) *	42.17 *

Class M
July 31, 2009	$16.93	.02	(3.24)	(3.22)	—	(.68)	(.68)	— e	$13.03	(18.37)	$5.85		.18	157.65
July 31, 2008	25.71	.02	(2.88)	(2.86)	(.35)	(5.58)	(5.93)	.01	16.93	(14.29)	7.84		.13	133.74
July 31, 2007	23.44	.14	3.52	3.66	(.26)	(1.13)	(1.39)	— e	25.71	15.79	1.83		.54	78.06
July 31, 2006	22.96	.17 f	1.42	1.59	(.27)	(.84)	(1.11)	— e	23.44	6.97	8.85		.72 f	55.76
July 31, 2005***	20.65	(.02)	2.51	2.49	(.18)	—	(.18)	—	22.96	12.09 *	9	.64 *	(.09) *	42.17 *

Class R
July 31, 2009	$17.44	.05	(3.32)	(3.27)	—	(.68)	(.68)	— e	$13.49	(18.14)	$335.60		.37	157.65
July 31, 2008	26.84	.17	(3.06)	(2.89)	(.93)	(5.58)	(6.51)	—	17.44	(14.08)	364.59		.82	133.74
July 31, 2007	24.53	.14	3.76	3.90	(.46)	(1.13)	(1.59)	— e	26.84	16.09	193.58		.52	78.06
July 31, 20061	24.04	(.02) f	.51	.49	—	—	—	— e	24.53	2.04 *	19	.36 *	(.09) *f	55.76
December 19, 2005 2	23.00	.49	.55	1.04	—	—	—	—	24.04	4.55 *	—	.23 *	2.12 *	36.08 *
July 31, 2005***	20.65	.10	2.44	2.54	(.19)	—	(.19)	—	23.00	12.33 *	1	.45 *	.45 *	42.17 *

Class Y
July 31, 2009	$19.33	.13	(3.68)	(3.55)	(.05)	(.68)	(.73)	— e	$15.05	(17.77)	$4,366.10		.92	157.65
July 31, 2008	28.99	.31	(3.38)	(3.07)	(1.01)	(5.58)	(6.59)	— e	19.33	(13.66)	7,181.09		1.29	133.74
July 31, 2007	26.29	.36	3.96	4.32	(.49)	(1.13)	(1.62)	— e	28.99	16.66	12,015.08		1.25	78.06
July 31, 2006	25.60	.36 f	1.61	1.97	(.44)	(.84)	(1.28)	— e	26.29	7.77	10,378.10		1.37 f	36.08
July 31, 2005 ***	22.90	.15	2.75	2.90	(.20)	—	(.20)	—	25.60	12.72 *	7,926	.07 *	.63 *	42.17 *

See page 66 for Notes to Financial Highlights.

48	49

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income	Portfolio
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	turnover
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	(%)

Putnam RetirementReady 2040 Fund

Class A
July 31, 2009	$17.50	.12	(3.18)	(3.06)	(.04)	(.48)	(.52)	— e	$13.92	(17.02)	$13,919.35		.93	158.05
July 31, 2008	26.10	.31	(3.06)	(2.75)	(.93)	(4.92)	(5.85)	— e	17.50	(13.48)	20,919.34		1.44	133.96
July 31, 2007	24.01	.29	3.45	3.74	(.46)	(1.19)	(1.65)	— e	26.10	15.77	30,802.33		1.11	60.17
July 31, 2006	23.58	.30 f	1.42	1.72	(.39)	(.90)	(1.29)	— e	24.01	7.38	21,829.35		1.24 f	54.52
July 31, 2005***	21.15	.11	2.49	2.60	(.17)	—	(.17)	— e	23.58	12.37 *	12,230	.26 *	.48 *	39.79 *

Class B
July 31, 2009	$16.67	.01	(3.03)	(3.02)	—	(.48)	(.48)	— e	$13.17	(17.66)	$226	1.10	.09	158.05
July 31, 2008	25.12	.10	(2.88)	(2.78)	(.75)	(4.92)	(5.67)	— e	16.67	(14.12)	338	1.09	.50	133.96
July 31, 2007	23.25	.08	3.35	3.43	(.37)	(1.19)	(1.56)	— e	25.12	14.91	278	1.08	.30	60.17
July 31, 2006	22.92	.05 f	1.45	1.50	(.27)	(.90)	(1.17)	— e	23.25	6.58	127	1.10	.22 f	54.52
July 31, 2005***	20.65	(.08)	2.50	2.42	(.15)	—	(.15)	— e	22.92	11.75 *	37	.82 *	(.38) *	39.79 *

Class C
July 31, 2009	$16.65	(.02)	(2.99)	(3.01)	—	(.48)	(.48)	— e	$13.16	(17.62)	$38	1.10	(.14)	158.05
July 31, 2008	25.20	.11	(2.88)	(2.77)	(.86)	(4.92)	(5.78)	— e	16.65	(14.11)	30	1.09	.57	133.96
July 31, 2007	23.31	.01	3.42	3.43	(.35)	(1.19)	(1.54)	— e	25.20	14.92	18	1.08	.05	60.17
July 31, 2006	22.92	.11 f	1.39	1.50	(.21)	(.90)	(1.11)	— e	23.31	6.60	2	1.10	.46 f	54.52
July 31, 2005***	20.65	.02	2.40	2.42	(.15)	—	(.15)	— e	22.92	11.77 *	1	.82 *	.09 *	39.79 *

Class M
July 31, 2009	$16.82	.02	(3.04)	(3.02)	—	(.48)	(.48)	— e	$13.32	(17.46)	$15.85		.13	158.05
July 31, 2008	25.24	.18	(2.92)	(2.74)	(.76)	(4.92)	(5.68)	— e	16.82	(13.90)	9.84		.88	133.96
July 31, 2007	23.32	.19	3.31	3.50	(.39)	(1.19)	(1.58)	— e	25.24	15.19	14.83		.76	60.17
July 31, 2006	22.94	.15 f	1.41	1.56	(.28)	(.90)	(1.18)	— e	23.32	6.85	23.85		.64 f	54.52
July 31, 2005***	20.65	.02	2.44	2.46	(.17)	—	(.17)	— e	22.94	11.96 *	11	.64 *	.11 *	39.79 *

Class R
July 31, 2009	$17.89	.06	(3.23)	(3.17)	(.01)	(.48)	(.49)	— e	$14.23	(17.25)	$622.60		.46	158.05
July 31, 2008	26.61	.20	(3.06)	(2.86)	(.94)	(4.92)	(5.86)	— e	17.89	(13.68)	499.59		.98	133.96
July 31, 2007	24.50	.20	3.55	3.75	(.45)	(1.19)	(1.64)	— e	26.61	15.49	158.58		.75	60.17
July 31, 2006 1	24.01	.01 f	.48	.49	—	—	—	— e	24.50	2.01 *	46	.36 *	.05 *f	54.52
December 19, 2005 2	22.99	.49	.53	1.02	—	—	—	—	24.01	4.45 *	—	.23 *	2.10 *	39.73 *
July 31, 2005***	20.65	.10	2.41	2.51	(.17)	—	(.17)	— e	22.99	12.20 *	1	.45 *	.47 *	39.79 *

Class Y
July 31, 2009	$19.63	.15	(3.54)	(3.39)	(.08)	(.48)	(.56)	— e	$15.68	(16.83)	$6,979.10		1.05	158.05
July 31, 2008	28.57	.36	(3.38)	(3.02)	(1.00)	(4.92)	(5.92)	— e	19.63	(13.26)	9,917.09		1.50	133.96
July 31, 2007	26.13	.40	3.74	4.14	(.51)	(1.19)	(1.70)	— e	28.57	16.06	16,298.08		1.39	60.17
July 31, 2006	25.53	.38 f	1.56	1.94	(.44)	(.90)	(1.34)	— e	26.13	7.66	12,548.10		1.46 f	54.52
July 31, 2005***	22.85	.17	2.69	2.86	(.18)	—	(.18)	— e	25.53	12.58 *	8,983	.07 *	.68 *	39.79 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2035 Fund

Class A
July 31, 2009	$17.02	.14	(3.00)	(2.86)	(.06)	(.48)	(.54)	— e	$13.62	(16.22)	$20,418.35		1.12	152.61
July 31, 2008	25.13	.34	(2.84)	(2.50)	(.94)	(4.67)	(5.61)	— e	17.02	(12.79)	29,945.34		1.65	126.79
July 31, 2007	23.42	.33	3.17	3.50	(.49)	(1.30)	(1.79)	— e	25.13	15.18	43,169.33		1.30	58.16
July 31, 2006	23.14	.33 f	1.25	1.58	(.42)	(.88)	(1.30)	— e	23.42	6.87	31,513.35		1.41 f	51.70
July 31, 2005***	20.85	.13	2.31	2.44	(.15)	—	(.15)	—	23.14	11.76 *	21,274	.26 *	.58 *	36.45 *

Class B
July 31, 2009	$16.07	.03	(2.82)	(2.79)	—	(.48)	(.48)	— e	$12.80	(16.85)	$397	1.10	.23	152.61
July 31, 2008	24.06	.16	(2.69)	(2.53)	(.79)	(4.67)	(5.46)	— e	16.07	(13.46)	486	1.09	.85	126.79
July 31, 2007	22.54	.13	3.05	3.18	(.36)	(1.30)	(1.66)	— e	24.06	14.32	510	1.08	.55	58.16
July 31, 2006	22.43	.13 f	1.22	1.35	(.36)	(.88)	(1.24)	— e	22.54	6.08	308	1.10	.55 f	51.70
July 31, 2005***	20.31	(.03)	2.30	2.27	(.15)	—	(.15)	—	22.43	11.15 *	67	.82 *	(.13) *	36.45 *

Class C
July 31, 2009	$16.10	.01	(2.80)	(2.79)	—	(.48)	(.48)	— e	$12.83	(16.81)	$126	1.10	.08	152.61
July 31, 2008	24.12	.15	(2.68)	(2.53)	(.82)	(4.67)	(5.49)	— e	16.10	(13.45)	108	1.09	.78	126.79
July 31, 2007	22.69	.14	3.06	3.20	(.47)	(1.30)	(1.77)	— e	24.12	14.31	83	1.08	.58	58.16
July 31, 2006	22.45	.06 f	1.30	1.36	(.24)	(.88)	(1.12)	— e	22.69	6.13	7	1.10	.26 f	51.70
July 31, 2005***	20.31	.03	2.24	2.27	(.13)	—	(.13)	—	22.45	11.15 *	1	.82 *	.15 *	36.45 *

Class M
July 31, 2009	$16.25	.07	(2.85)	(2.78)	(.02)	(.48)	(.50)	— e	$12.97	(16.60)	$58.85		.63	152.61
July 31, 2008	24.26	.21	(2.72)	(2.51)	(.83)	(4.67)	(5.50)	— e	16.25	(13.23)	53.84		1.08	126.79
July 31, 2007	22.68	.18	3.09	3.27	(.39)	(1.30)	(1.69)	— e	24.26	14.60	63.83		.74	58.16
July 31, 2006	22.47	.19 f	1.22	1.41	(.32)	(.88)	(1.20)	— e	22.68	6.35	37.85		.82 f	51.70
July 31, 2005***	20.31	—	2.31	2.31	(.15)	—	(.15)	—	22.47	11.35 *	20	.64 *	(.02) *	36.45 *

Class R
July 31, 2009	$16.57	.07	(2.89)	(2.82)	(.05)	(.48)	(.53)	— e	$13.22	(16.45)	$636.60		.61	152.61
July 31, 2008	24.66	.25	(2.74)	(2.49)	(.93)	(4.67)	(5.60)	— e	16.57	(13.01)	500.59		1.28	126.79
July 31, 2007	23.08	.21	3.17	3.38	(.50)	(1.30)	(1.80)	— e	24.66	14.89	302.58		.83	58.16
July 31, 2006	22.51	.22 f	1.23	1.45	—	(.88)	(.88)	— e	23.08	6.48	25.60		.96 f	51.70
July 31, 2005***	20.31	.12	2.23	2.35	(.15)	—	(.15)	—	22.51	11.58 *	1	.45 *	.52 *	36.45 *

Class Y
July 31, 2009	$19.14	.20	(3.36)	(3.16)	(.10)	(.48)	(.58)	— e	$15.40	(15.98)	$9,867.10		1.37	152.61
July 31, 2008	27.59	.41	(3.18)	(2.77)	(1.01)	(4.67)	(5.68)	— e	19.14	(12.61)	17,989.09		1.77	126.79
July 31, 2007	25.53	.43	3.47	3.90	(.54)	(1.30)	(1.84)	— e	27.59	15.47	29,456.08		1.57	58.16
July 31, 2006	25.10	.42 f	1.35	1.77	(.46)	(.88)	(1.34)	— e	25.53	7.16	26,650.10		1.63 f	51.70
July 31, 2005***	22.56	.19	2.51	2.70	(.16)	—	(.16)	—	25.10	11.96 *	20,730	.07 *	.77 *	36.45 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from	From net	From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2030 Fund

Class A
July 31, 2009	$16.85	.17	(2.85)	(2.68)	(.11)	(.60)	(.71)	— e	$13.46	(15.08)	$27,113.35		1.33	147.83
July 31, 2008	24.69	.39	(2.70)	(2.31)	(.94)	(4.59)	(5.53)	— e	16.85	(12.03)	38,938.34		1.93	122.17
July 31, 2007	23.13	.37	2.95	3.32	(.51)	(1.25)	(1.76)	— e	24.69	14.57	55,378.32		1.50	65.00
July 31, 2006	22.86	.37 f	1.12	1.49	(.43)	(.79)	(1.22)	— e	23.13	6.57	46,153.35		1.57 f	48.81
July 31, 2005***	20.70	.15	2.15	2.30	(.14)	—	(.14)	—	22.86	11.14 *	32,720	.26 *	.66 *	34.59 *

Class B
July 31, 2009	$16.17	.05	(2.70)	(2.65)	— e	(.60)	(.60)	— e	$12.92	(15.74)	$642	1.10	.38	147.83
July 31, 2008	23.91	.20	(2.57)	(2.37)	(.78)	(4.59)	(5.37)	— e	16.17	(12.70)	687	1.09	1.07	122.17
July 31, 2007	22.50	.18	2.85	3.03	(.37)	(1.25)	(1.62)	— e	23.91	13.70	609	1.07	.74	65.00
July 31, 2006	22.33	.20 f	1.09	1.29	(.33)	(.79)	(1.12)	— e	22.50	5.77	302	1.10	.86 f	48.81
July 31, 2005***	20.31	(.04)	2.18	2.14	(.12)	—	(.12)	—	22.33	10.54 *	225	.82 *	(.20) *	34.59 *

Class C
July 31, 2009	$16.24	.03	(2.70)	(2.67)	— e	(.60)	(.60)	— e	$12.97	(15.78)	$144	1.10	.25	147.83
July 31, 2008	24.03	.20	(2.59)	(2.39)	(.81)	(4.59)	(5.40)	— e	16.24	(12.72)	118	1.09	1.03	122.17
July 31, 2007	22.45	.11	2.93	3.04	(.21)	(1.25)	(1.46)	— e	24.03	13.71	90	1.07	.45	65.00
July 31, 2006	22.33	.21 f	1.07	1.28	(.37)	(.79)	(1.16)	— e	22.45	5.77	43	1.10	.95 f	48.81
July 31, 2005***	20.31	(.02)	2.16	2.14	(.12)	—	(.12)	—	22.33	10.52 *	22	.82 *	(.10) *	34.59 *

Class M
July 31, 2009	$16.20	.08	(2.71)	(2.63)	(.04)	(.60)	(.64)	— e	$12.93	(15.53)	$612.85		.69	147.83
July 31, 2008	23.95	.27	(2.60)	(2.33)	(.83)	(4.59)	(5.42)	— e	16.20	(12.49)	691.84		1.38	122.17
July 31, 2007	22.55	.25	2.86	3.11	(.46)	(1.25)	(1.71)	— e	23.95	13.99	776.82		1.04	65.00
July 31, 2006	22.36	.12 f	1.21	1.33	(.35)	(.79)	(1.14)	— e	22.55	6.03	604.85		.54 f	48.81
July 31, 2005***	20.31	.01	2.17	2.18	(.13)	—	(.13)	—	22.36	10.74 *	43	.64 *	.03 *	34.59 *

Class R
July 31, 2009	$16.19	.11	(2.72)	(2.61)	(.09)	(.60)	(.69)	— e	$12.89	(15.33)	$582.60		.94	147.83
July 31, 2008	24.00	.29	(2.57)	(2.28)	(.94)	(4.59)	(5.53)	— e	16.19	(12.28)	704.59		1.57	122.17
July 31, 2007	22.56	.27	2.90	3.17	(.48)	(1.25)	(1.73)	— e	24.00	14.27	246.57		1.10	65.00
July 31, 2006	22.40	.29 f	1.10	1.39	(.44)	(.79)	(1.23)	— e	22.56	6.29	81.60		1.28 f	48.81
July 31, 2005***	20.31	.13	2.09	2.22	(.13)	—	(.13)	—	22.40	10.96 *	1	.45 *	.58 *	34.59 *

Class Y
July 31, 2009	$18.74	.25	(3.18)	(2.93)	(.15)	(.60)	(.75)	— e	$15.06	(14.87)	$10,564.10		1.79	147.83
July 31, 2008	26.86	.47	(2.99)	(2.52)	(1.01)	(4.59)	(5.60)	— e	18.74	(11.84)	25,779.09		2.09	122.17
July 31, 2007	25.01	.48	3.18	3.66	(.56)	(1.25)	(1.81)	— e	26.86	14.85	36,228.07		1.78	65.00
July 31, 2006	24.61	.45 f	1.21	1.66	(.47)	(.79)	(1.26)	— e	25.01	6.84	42,547.10		1.79 f	48.81
July 31, 2005***	22.24	.19	2.33	2.52	(.15)	—	(.15)	—	24.61	11.35 *	37,340	.07 *	.81 *	34.59 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

54	55

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees e	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2025 Fund

Class A
July 31, 2009	$17.78	.26	(2.90)	(2.64)	(.15)	(.45)	(.60)	—	$14.54	(14.28)	$33,256.35		1.95	139.24
July 31, 2008	25.65	.47	(2.68)	(2.21)	(.97)	(4.69)	(5.66)	—	17.78	(11.07)	46,218.34		2.18	118.18
July 31, 2007	24.30	.43	2.90	3.33	(.55)	(1.43)	(1.98)	—	25.65	13.91	68,996.32		1.67	62.81
July 31, 2006	24.06	.42 f	1.05	1.47	(.45)	(.78)	(1.23)	—	24.30	6.19	61,670.35		1.74 f	53.14
July 31, 2005***	21.89	.17	2.13	2.30	(.13)	—	(.13)	—	24.06	10.53 *	48,529	.26 *	.75 *	25.48 *

Class B
July 31, 2009	$16.80	.14	(2.71)	(2.57)	(.03)	(.45)	(.48)	—	$13.75	(14.87)	$777	1.10	1.09	139.24
July 31, 2008	24.55	.28	(2.53)	(2.25)	(.81)	(4.69)	(5.50)	—	16.80	(11.74)	928	1.09	1.40	118.18
July 31, 2007	23.40	.22	2.79	3.01	(.43)	(1.43)	(1.86)	—	24.55	13.06	1,144	1.07	.90	62.81
July 31, 2006	23.29	.20 f	1.05	1.25	(.36)	(.78)	(1.14)	—	23.40	5.40	717	1.10	.84 f	53.14
July 31, 2005***	21.31	(.02)	2.13	2.11	(.13)	—	(.13)	—	23.29	9.91 *	211	.82 *	(.08) *	25.48 *

Class C
July 31, 2009	$16.87	.12	(2.70)	(2.58)	(.03)	(.45)	(.48)	—	$13.81	(14.88)	$196	1.10	.95	139.24
July 31, 2008	24.64	.28	(2.53)	(2.25)	(.83)	(4.69)	(5.52)	—	16.87	(11.74)	151	1.09	1.39	118.18
July 31, 2007	23.45	.23	2.79	3.02	(.40)	(1.43)	(1.83)	—	24.64	13.07	181	1.07	.91	62.81
July 31, 2006	23.31	.18 f	1.07	1.25	(.33)	(.78)	(1.11)	—	23.45	5.41	103	1.10	.74 f	53.14
July 31, 2005***	21.31	(.01)	2.12	2.11	(.11)	—	(.11)	—	23.31	9.89 *	45	.82 *	(.05) *	25.48 *

Class M
July 31, 2009	$16.96	.18	(2.74)	(2.56)	—	(.45)	(.45)	—	$13.95	(14.68)	$94.85		1.36	139.24
July 31, 2008	24.72	.34	(2.56)	(2.22)	(.85)	(4.69)	(5.54)	—	16.96	(11.53)	120.84		1.67	118.18
July 31, 2007	23.49	.29	2.80	3.09	(.43)	(1.43)	(1.86)	—	24.72	13.34	295.82		1.16	62.81
July 31, 2006	23.33	.28 f	1.03	1.31	(.37)	(.78)	(1.15)	—	23.49	5.66	264.85		1.19 f	53.14
July 31, 2005***	21.31	.04	2.11	2.15	(.13)	—	(.13)	—	23.33	10.12 *	173	.64 *	.17 *	25.48 *

Class R
July 31, 2009	$16.91	.18	(2.73)	(2.55)	(.14)	(.45)	(.59)	—	$13.77	(14.49)	$1,097.60		1.46	139.24
July 31, 2008	24.72	.34	(2.50)	(2.16)	(.96)	(4.69)	(5.65)	—	16.91	(11.30)	697.59		1.77	118.18
July 31, 2007	23.54	.33	2.83	3.16	(.55)	(1.43)	(1.98)	—	24.72	13.64	284.57		1.31	62.81
July 31, 2006	23.38	.22 f	1.15	1.37	(.43)	(.78)	(1.21)	—	23.54	5.93	111.60		.97 f	53.14
July 31, 2005***	21.31	.14	2.06	2.20	(.13)	—	(.13)	—	23.38	10.31 *	1	.45 *	.64 *	25.48 *

Class Y
July 31, 2009	$17.87	.34	(2.95)	(2.61)	(.20)	(.45)	(.65)	—	$14.61	(14.04)	$11,294.10		2.48	139.24
July 31, 2008	25.77	.50	(2.67)	(2.17)	(1.04)	(4.69)	(5.73)	—	17.87	(10.85)	34,366.09		2.32	118.18
July 31, 2007	24.40	.51	2.89	3.40	(.60)	(1.43)	(2.03)	—	25.77	14.20	51,638.07		1.96	62.81
July 31, 2006	24.14	.47 f	1.07	1.54	(.50)	(.78)	(1.28)	—	24.40	6.47	59,810.10		1.93 f	53.14
July 31, 2005***	21.93	.21	2.14	2.35	(.14)	—	(.14)	—	24.14	10.72 *	60,668	.07 *	.90 *	25.48 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2020 Fund

Class A
July 31, 2009	$17.01	.44	(2.73)	(2.29)	(.23)	(.23)	(.46)	— e	$14.26	(13.00)	$35,294.35		3.30	138.33
July 31, 2008	23.04	.52	(2.29)	(1.77)	(.89)	(3.37)	(4.26)	— e	17.01	(9.55)	53,340.34		2.58	115.17
July 31, 2007	22.04	.46	2.23	2.69	(.56)	(1.13)	(1.69)	— e	23.04	12.36	88,759.32		1.99	56.03
July 31, 2006	22.00	.43 f	.62	1.05	(.44)	(.57)	(1.01)	— e	22.04	4.86	81,232.35		1.93 f	46.91
July 31, 2005***	20.21	.18	1.72	1.90	(.11)	—	(.11)	—	22.00	9.41 *	53,180	.26 *	.85 *	30.16 *

Class B
July 31, 2009	$16.46	.32	(2.60)	(2.28)	(.11)	(.23)	(.34)	— e	$13.84	(13.60)	$699	1.10	2.49	138.33
July 31, 2008	22.45	.33	(2.20)	(1.87)	(.75)	(3.37)	(4.12)	— e	16.46	(10.26)	794	1.09	1.75	115.17
July 31, 2007	21.57	.28	2.18	2.46	(.45)	(1.13)	(1.58)	— e	22.45	11.53	750	1.07	1.23	56.03
July 31, 2006	21.63	.26 f	.62	.88	(.37)	(.57)	(.94)	— e	21.57	4.08	543	1.10	1.18 f	46.91
July 31, 2005***	19.98	.03	1.73	1.76	(.11)	—	(.11)	—	21.63	8.79 *	241	.82 *	.12 *	30.16 *

Class C
July 31, 2009	$16.55	.29	(2.59)	(2.30)	(.12)	(.23)	(.35)	— e	$13.90	(13.62)	$367	1.10	2.27	138.33
July 31, 2008	22.57	.33	(2.21)	(1.88)	(.77)	(3.37)	(4.14)	— e	16.55	(10.24)	236	1.09	1.77	115.17
July 31, 2007	21.61	.27	2.20	2.47	(.38)	(1.13)	(1.51)	— e	22.57	11.53	178	1.07	1.16	56.03
July 31, 2006	21.64	.25 f	.62	.87	(.33)	(.57)	(.90)	— e	21.61	4.06	109	1.10	1.16 f	46.91
July 31, 2005***	19.98	.03	1.73	1.76	(.10)	—	(.10)	—	21.64	8.79 *	61	.82 *	.12 *	30.16 *

Class M
July 31, 2009	$16.56	.37	(2.62)	(2.25)	(.06)	(.23)	(.29)	— e	$14.02	(13.38)	$218.85		2.81	138.33
July 31, 2008	22.57	.39	(2.22)	(1.83)	(.81)	(3.37)	(4.18)	— e	16.56	(10.03)	440.84		2.03	115.17
July 31, 2007	21.64	.33	2.20	2.53	(.47)	(1.13)	(1.60)	— e	22.57	11.82	1,056.82		1.44	56.03
July 31, 2006	21.66	.32 f	.61	.93	(.38)	(.57)	(.95)	— e	21.64	4.34	535.85		1.49 f	46.91
July 31, 2005***	19.98	.06	1.73	1.79	(.11)	—	(.11)	—	21.66	9.00 *	276	.64 *	.30 *	30.16 *

Class R
July 31, 2009	$16.57	.38	(2.63)	(2.25)	(.22)	(.23)	(.45)	— e	$13.87	(13.19)	$461.60		3.01	138.33
July 31, 2008	22.60	.40	(2.18)	(1.78)	(.88)	(3.37)	(4.25)	— e	16.57	(9.78)	612.59		2.17	115.17
July 31, 2007	21.67	.39	2.20	2.59	(.53)	(1.13)	(1.66)	— e	22.60	12.09	232.57		1.69	56.03
July 31, 2006	21.72	.39 f	.61	1.00	(.48)	(.57)	(1.05)	— e	21.67	4.62	102.60		1.81 f	46.91
July 31, 2005***	19.98	.15	1.69	1.84	(.10)	—	(.10)	—	21.72	9.25 *	1	.45 *	.71 *	30.16 *

Class Y
July 31, 2009	$18.61	.55	(3.00)	(2.45)	(.28)	(.23)	(.51)	— e	$15.65	(12.77)	$9,010.10		3.72	138.33
July 31, 2008	24.83	.60	(2.49)	(1.89)	(.96)	(3.37)	(4.33)	— e	18.61	(9.33)	35,542.09		2.76	115.17
July 31, 2007	23.63	.56	2.38	2.94	(.61)	(1.13)	(1.74)	— e	24.83	12.63	52,519.07		2.26	56.03
July 31, 2006	23.49	.52 f	.68	1.20	(.49)	(.57)	(1.06)	— e	23.63	5.13	73,375.10		2.18 f	46.91
July 31, 2005***	21.54	.23	1.84	2.07	(.12)	—	(.12)	—	23.49	9.60 *	66,682	.07 *	1.01 *	30.16 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2015 Fund

Class A
July 31, 2009	$18.14	.66	(2.84)	(2.18)	(.50)	(.21)	(.71)	— e	$15.25	(11.40)	$46,905.35		4.58	125.81
July 31, 2008	22.61	.66	(1.96)	(1.30)	(.93)	(2.24)	(3.17)	— e	18.14	(6.78)	62,496.34		3.25	108.96
July 31, 2007	21.88	.58	1.67	2.25	(.58)	(.94)	(1.52)	— e	22.61	10.37	83,238.32		2.55	68.94
July 31, 2006	22.40	.51 f	.31	.82	(.53)	(.81)	(1.34)	— e	21.88	3.71	66,033.35		2.31 f	62.70
July 31, 2005***	20.85	.22	1.42	1.64	(.09)	—	(.09)	—	22.40	7.90 *	56,457	.26 *	1.01 *	26.37 *

Class B
July 31, 2009	$17.63	.52	(2.73)	(2.21)	(.33)	(.21)	(.54)	— e	$14.88	(12.04)	$548	1.10	3.68	125.81
July 31, 2008	22.05	.49	(1.91)	(1.42)	(.76)	(2.24)	(3.00)	— e	17.63	(7.48)	465	1.09	2.48	108.96
July 31, 2007	21.44	.40	1.63	2.03	(.48)	(.94)	(1.42)	— e	22.05	9.55	781	1.07	1.80	68.94
July 31, 2006	22.07	.32 f	.33	.65	(.47)	(.81)	(1.28)	— e	21.44	2.95	372	1.10	1.46 f	62.70
July 31, 2005***	20.65	.07	1.43	1.50	(.08)	—	(.08)	—	22.07	7.30 *	165	.82 *	.35 *	26.37 *

Class C
July 31, 2009	$17.69	.54	(2.76)	(2.22)	(.38)	(.21)	(.59)	— e	$14.88	(12.06)	$261	1.10	3.78	125.81
July 31, 2008	22.09	.48	(1.90)	(1.42)	(.74)	(2.24)	(2.98)	— e	17.69	(7.47)	363	1.09	2.47	108.96
July 31, 2007	21.44	.39	1.62	2.01	(.42)	(.94)	(1.36)	— e	22.09	9.54	168	1.07	1.77	68.94
July 31, 2006	22.06	.34 f	.31	.65	(.46)	(.81)	(1.27)	— e	21.44	2.93	231	1.10	1.56 f	62.70
July 31, 2005***	20.65	.08	1.42	1.50	(.09)	—	(.09)	—	22.06	7.32 *	90	.82 *	.38 *	26.37 *

Class M
July 31, 2009	$17.78	.55	(2.74)	(2.19)	(.36)	(.21)	(.57)	— e	$15.02	(11.82)	$262.85		3.75	125.81
July 31, 2008	22.23	.52	(1.90)	(1.38)	(.83)	(2.24)	(3.07)	— e	17.78	(7.24)	499.84		2.71	108.96
July 31, 2007	21.54	.46	1.63	2.09	(.46)	(.94)	(1.40)	— e	22.23	9.82	156.82		2.03	68.94
July 31, 2006	22.10	.41 f	.30	.71	(.46)	(.81)	(1.27)	— e	21.54	3.19	139.85		1.89 f	62.70
July 31, 2005***	20.65	.12	1.42	1.54	(.09)	—	(.09)	—	22.10	7.52 *	142	.64 *	.54 *	26.37 *

Class R
July 31, 2009	$17.75	.54	(2.71)	(2.17)	(.49)	(.21)	(.70)	— e	$14.88	(11.63)	$846.60		3.89	125.81
July 31, 2008	22.24	.57	(1.90)	(1.33)	(.92)	(2.24)	(3.16)	— e	17.75	(7.02)	340.59		2.96	108.96
July 31, 2007	21.56	.49	1.66	2.15	(.53)	(.94)	(1.47)	— e	22.24	10.09	112.57		2.16	68.94
July 31, 2006	22.16	.61 f	.16	.77	(.56)	(.81)	(1.37)	— e	21.56	3.51	4.60		2.82 f	62.70
July 31, 2005***	20.65	.18	1.42	1.60	(.09)	—	(.09)	—	22.16	7.75 *	1	.45 *	.84 *	26.37 *

Class Y
July 31, 2009	$18.22	.76	(2.92)	(2.16)	(.54)	(.21)	(.75)	— e	$15.31	(11.16)	$6,133.10		5.14	125.81
July 31, 2008	22.70	.72	(1.97)	(1.25)	(.99)	(2.24)	(3.23)	— e	18.22	(6.54)	27,832.09		3.47	108.96
July 31, 2007	21.96	.63	1.67	2.30	(.62)	(.94)	(1.56)	— e	22.70	10.64	45,725.07		2.78	68.94
July 31, 2006	22.47	.56 f	.32	.88	(.58)	(.81)	(1.39)	— e	21.96	3.97	63,487.10		2.49 f	62.70
July 31, 2005***	20.88	.26	1.43	1.69	(.10)	—	(.10)	—	22.47	8.10 *	84,103	.07 *	1.18 *	26.37 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady 2010 Fund

Class A
July 31, 2009	$17.07	.75	(2.49)	(1.74)	(.87)	—	(.87)	— e	$14.46	(9.38)	$16,440.35		5.44	122.37
July 31, 2008	19.72	.72	(1.49)	(.77)	(.91)	(.97)	(1.88)	— e	17.07	(4.40)	23,725.34		3.89	129.01
July 31, 2007	19.54	.65	.91	1.56	(.69)	(.69)	(1.38)	— e	19.72	8.11	40,696.31		3.29	56.75
July 31, 2006	19.89	.56 f	(.06)	.50	(.51)	(.34)	(.85)	— e	19.54	2.54	44,579.34		2.84 f	61.79
July 31, 2005***	18.91	.24	.81	1.05	(.07)	—	(.07)	—	19.89	5.55 *	39,291	.26 *	1.26 *	33.53 *

Class B
July 31, 2009	$16.63	.62	(2.40)	(1.78)	(.75)	—	(.75)	— e	$14.10	(10.06)	$182	1.10	4.65	122.37
July 31, 2008	19.26	.56	(1.45)	(.89)	(.77)	(.97)	(1.74)	— e	16.63	(5.11)	242	1.09	3.15	129.01
July 31, 2007	19.17	.50	.88	1.38	(.60)	(.69)	(1.29)	— e	19.26	7.29	253	1.06	2.55	56.75
July 31, 2006	19.51	.40 f	(.05)	.35	(.35)	(.34)	(.69)	— e	19.17	1.78	228	1.09	2.08 f	61.79
July 31, 2005***	18.65	.12	.81	.93	(.07)	—	(.07)	—	19.51	4.98 *	84	.82 *	.65 *	33.53 *

Class C
July 31, 2009	$16.56	.63	(2.42)	(1.79)	(.82)	—	(.82)	— e	$13.95	(10.03)	$311	1.10	4.79	122.37
July 31, 2008	19.20	.55	(1.43)	(.88)	(.79)	(.97)	(1.76)	— e	16.56	(5.11)	307	1.09	3.12	129.01
July 31, 2007	19.08	.50	.87	1.37	(.56)	(.69)	(1.25)	— e	19.20	7.28	91	1.06	2.55	56.75
July 31, 2006	19.52	.41 f	(.06)	.35	(.45)	(.34)	(.79)	— e	19.08	1.78	36	1.09	2.12 f	61.79
July 31, 2005***	18.65	.14	.79	.93	(.06)	—	(.06)	—	19.52	4.98 *	15	.82 *	.71 *	33.53 *

Class M
July 31, 2009	$16.66	.74	(2.51)	(1.77)	(.85)	—	(.85)	— e	$14.04	(9.85)	$62.85		5.53	122.37
July 31, 2008	19.26	.60	(1.43)	(.83)	(.80)	(.97)	(1.77)	— e	16.66	(4.87)	554.84		3.35	129.01
July 31, 2007	19.13	.54	.88	1.42	(.60)	(.69)	(1.29)	— e	19.26	7.56	126.81		2.79	56.75
July 31, 2006	19.56	.46 f	(.07)	.39	(.48)	(.34)	(.82)	— e	19.13	2.03	124.84		2.39 f	61.79
July 31, 2005***	18.65	.19	.78	.97	(.06)	—	(.06)	—	19.56	5.19 *	55	.64 *	.97 *	33.53 *

Class R
July 31, 2009	$16.67	.67	(2.41)	(1.74)	(.84)	—	(.84)	— e	$14.09	(9.64)	$373.60		5.00	122.37
July 31, 2008	19.31	.64	(1.43)	(.79)	(.88)	(.97)	(1.85)	— e	16.67	(4.63)	399.59		3.62	129.01
July 31, 2007	19.17	.59	.88	1.47	(.64)	(.69)	(1.33)	— e	19.31	7.83	216.56		3.05	56.75
July 31, 2006	19.59	.53 f	(.08)	.45	(.53)	(.34)	(.87)	— e	19.17	2.30	80.59		2.80 f	61.79
July 31, 2005***	18.65	.20	.80	1.00	(.06)	—	(.06)	—	19.59	5.41 *	1	.45 *	1.06 *	33.53 *

Class Y
July 31, 2009	$18.00	.90	(2.69)	(1.79)	(.92)	—	(.92)	— e	$15.29	(9.15)	$3,819.10		6.03	122.37
July 31, 2008	20.70	.80	(1.57)	(.77)	(.96)	(.97)	(1.93)	— e	18.00	(4.16)	16,726.09		4.11	129.01
July 31, 2007	20.45	.73	.95	1.68	(.74)	(.69)	(1.43)	— e	20.70	8.36	23,621.06		3.52	56.75
July 31, 2006	20.76	.63 f	(.05)	.58	(.55)	(.34)	(.89)	— e	20.45	2.79	41,478.09		3.07 f	61.79
July 31, 2005***	19.71	.29	.84	1.13	(.08)	—	(.08)	—	20.76	5.76 *	44,492	.07 *	1.42 *	33.53 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

62	63

Financial highlights (For a common share outstanding throughout the period)†

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a,d	on investments	operations	investment income	investments	distributions	fees	end of period	value (%) b	(in thousands)	net assets (%) c,d	net assets (%) d	turnover (%)

Putnam RetirementReady Maturity Fund

Class A
July 31, 2009	$16.85	.89	(1.93)	(1.04)	(.89)	—	(.89)	— e	$14.92	(5.54)	$10,812.35		6.43	137.01
July 31, 2008	19.02	.71	(1.28)	(.57)	(.78)	(.82)	(1.60)	— e	16.85	(3.37)	14,607.34		3.89	138.89
July 31, 2007	18.64	.66	.70	1.36	(.71)	(.27)	(.98)	— e	19.02	7.43	22,651.33		3.45	62.34
July 31, 2006	19.15	.58 f	(.23)	.35	(.61)	(.25)	(.86)	— e	18.64	1.82	31,206.35		3.07 f	61.89
July 31, 2005***	18.63	.27	.50	.77	(.25)	—	(.25)	—	19.15	4.15 *	25,732	.26 *	1.41 *	41.89 *

Class B
July 31, 2009	$16.88	.78	(1.93)	(1.15)	(.79)	—	(.79)	— e	$14.94	(6.26)	$42	1.10	5.61	137.01
July 31, 2008	19.04	.56	(1.28)	(.72)	(.62)	(.82)	(1.44)	— e	16.88	(4.12)	43	1.09	3.03	138.89
July 31, 2007	18.65	.52	.71	1.23	(.57)	(.27)	(.84)	— e	19.04	6.65	219	1.08	2.70	62.34
July 31, 2006	19.16	.44 f	(.24)	.20	(.46)	(.25)	(.71)	— e	18.65	1.06	138	1.10	2.31 f	61.89
July 31, 2005***	18.65	.16	.50	.66	(.15)	—	(.15)	—	19.16	3.55 *	124	.82 *	.83 *	41.89 *

Class C
July 31, 2009	$16.91	.83	(1.98)	(1.15)	(.79)	—	(.79)	— e	$14.97	(6.25)	$127	1.10	6.36	137.01
July 31, 2008	19.07	.57	(1.28)	(.71)	(.63)	(.82)	(1.45)	— e	16.91	(4.06)	1	1.09	3.14	138.89
July 31, 2007	18.66	.53	.69	1.22	(.54)	(.27)	(.81)	— e	19.07	6.62	1	1.08	2.77	62.34
July 31, 2006	19.17	.45 f	(.24)	.21	(.47)	(.25)	(.72)	— e	18.66	1.09	1	1.10	2.31 f	61.89
July 31, 2005***	18.65	.15	.52	.67	(.15)	—	(.15)	—	19.17	3.59 *	1	.82 *	.81 *	41.89 *

Class M
July 31, 2009	$16.89	.94	(2.06)	(1.12)	(.82)	—	(.82)	— e	$14.95	(6.04)	$394.85		7.15	137.01
July 31, 2008	19.07	.62	(1.29)	(.67)	(.69)	(.82)	(1.51)	— e	16.89	(3.87)	125.84		3.54	138.89
July 31, 2007	18.64	.56	.71	1.27	(.57)	(.27)	(.84)	— e	19.07	6.88	14.83		2.94	62.34
July 31, 2006	19.16	.52 f	(.27)	.25	(.52)	(.25)	(.77)	— e	18.64	1.33	75.85		2.86 f	61.89
July 31, 2005***	18.65	.20	.50	.70	(.19)	—	(.19)	—	19.16	3.76 *	2	.64 *	1.07 *	41.89 *

Class R
July 31, 2009	$16.85	.84	(1.92)	(1.08)	(.85)	—	(.85)	— e	$14.92	(5.79)	$77.60		6.10	137.01
July 31, 2008	19.03	.65	(1.28)	(.63)	(.73)	(.82)	(1.55)	— e	16.85	(3.62)	155.59		3.63	138.89
July 31, 2007	18.64	.62	.70	1.32	(.66)	(.27)	(.93)	— e	19.03	7.16	81.58		3.22	62.34
July 31, 2006	19.17	.54 f	(.25)	.29	(.57)	(.25)	(.82)	— e	18.64	1.56	48.60		2.97 f	61.89
July 31, 2005***	18.65	.22	.52	.74	(.22)	—	(.22)	—	19.17	3.97 *	1	.45 *	1.19 *	41.89 *

Class Y
July 31, 2009	$16.90	.96	(1.98)	(1.02)	(.92)	—	(.92)	— e	$14.96	(5.32)	$3,239.10		6.81	137.01
July 31, 2008	19.07	.75	(1.28)	(.53)	(.82)	(.82)	(1.64)	— e	16.90	(3.12)	7,191.09		4.13	138.89
July 31, 2007	18.68	.71	.71	1.42	(.76)	(.27)	(1.03)	— e	19.07	7.70	9,729.08		3.70	62.34
July 31, 2006	19.20	.62 f	(.23)	.39	(.66)	(.25)	(.91)	— e	18.68	2.07	13,756.10		3.26 f	61.89
July 31, 2005***	18.67	.30	.51	.81	(.28)	—	(.28)	—	19.20	4.34 *	21,787	.07 *	1.56 *	41.89 *

See page 66 for Notes to Financial Highlights.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights cont.

† Restated to reflect a 3 for 1 share split as of the close of business on May 15, 2009. The share split had no impact of the fund’s net assets or total return.

* Not annualized.

** For the period May 2, 2005 (commencement of operations) to July 31, 2005.

***For the period November 1, 2004 (commencement of operations) to July 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each funds’ average net assets (Note 2).

	7/31/09	7/31/08	7/31/07	7/31/06	7/31/05
Putnam RetirementReady 2050 Fund	0.06%	0.05%	0.04%	3.23%	12.75%

Putnam RetirementReady 2045 Fund	0.02	0.02	0.01	0.10	0.57

Putnam RetirementReady 2040 Fund	0.02	0.01	0.01	0.08	0.40

Putnam RetirementReady 2035 Fund	0.02	0.01	0.01	0.04	0.20

Putnam RetirementReady 2030 Fund	0.02	0.01	0.01	0.02	0.13

Putnam RetirementReady 2025 Fund	0.02	0.01	0.01	0.01	0.08

Putnam RetirementReady 2020 Fund	0.01	0.01	0.01	<0.01	0.07

Putnam RetirementReady 2015 Fund	0.01	<0.01	0.01	<0.01	0.06

Putnam RetirementReady 2010 Fund	0.02	0.01	0.02	0.01	0.09

Putnam RetirementReady Maturity Fund	0.01	<0.01	0.00	0.05	0.28

e Amount represents less than $0.01 per share.

f The net investment income ratios and per share amounts shown for the period ending July 31, 2006 may not correspond with the expected class specific differences for the period due to the timing of sales and repurchases of fund shares in relation to when distributions from the underlying Putnam funds were received.

1 For the period December 22, 2005 to July 31, 2006.

2 For the period August 1, 2005 to December 19, 2005. All class R shares for Fund 2045 and Fund 2040 were liquidated on December 19, 2005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/09

Note 1: Significant accounting policies

Each of Putnam RetirementReady® Funds: Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2040 Fund, Putnam RetirementReady 2035 Fund, Putnam RetirementReady 2030 Fund, Putnam RetirementReady 2025 Fund, Putnam RetirementReady 2020 Fund, Putnam RetirementReady 2015 Fund, Putnam RetirementReady 2010 Fund and Putnam RetirementReady Maturity Fund, (collectively the “funds”) is a series of Putnam RetirementReady Funds, a Massachusetts business trust organized on June 8, 2004 (the “Trust”). Each fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended, each of which is represented by a series of shares of beneficial interest. Each fund, except the Putnam RetirementReady Maturity Fund, seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Putnam RetirementReady Maturity Fund seeks as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital.

Currently there are ten separate funds, of which nine have a target date specified by the calendar year in the name of each fund. The target dates are in five-year increments beginning with the year 2010. The tenth fund is named Putnam RetirementReady Maturity Fund. In July 2007 the Trustees approved a plan to extend each target date fund’s life an additional five years past the current target date. Beginning with the target date each fund will be renamed to include “Maturity.” At the end of the five years each fund will merge into the Putnam RetirementReady Maturity Fund.

These financial statements report on each fund which may invest in the following Putnam Funds: Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Equity Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund and Putnam Money Market Fund (the “underlying Putnam Funds”), which are managed by Putnam Management. Prior to January 26, 2009, each fund may have invested in the following Putnam Funds: Putnam Capital Opportunities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Income Strategies Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam Investors Fund, Putnam Mid Cap Value Fund, Putnam Money Market Fund, Putnam Vista Fund and Putnam Voyager Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Effective August 2009, each fund’s assets will be allocated among a different set of underlying Putnam Funds. Each fund, based on the new allocation, may invest in the following Putnam Funds: Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund, Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Equity Portfolio, Putnam Asset Allocation: Growth Portfolio, and Putnam Money Market Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against each fund. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, September 17, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAV’s of the underlying Putnam Funds in which it invests. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open. Each underlying Putnam Fund, other than Putnam Money Market Fund, values its investments for which market quotations are readily available at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, each underlying Putnam Fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by each underlying Putnam fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing source approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that each underlying Putnam Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The valuation of Putnam Money Market Fund’s, an underlying Putnam Fund, portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

C) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the following funds had capital loss carryover in the following amounts, which will expire on the following dates:

RetirementReady	Loss carryover	Expiration

2050 Fund	$53,726	7/31/17

2045 Fund	299,545	7/31/17

2040 Fund	325,097	7/31/17

2035 Fund	663,795	7/31/17

2030 Fund	708,586	7/31/17

2025 Fund	1,068,600	7/31/17

2020 Fund	1,818,881	7/31/17

2015 Fund	2,361,006	7/31/17

2010 Fund	576,739	7/31/17

Maturity Fund	336,112	7/31/17

Pursuant to federal income tax regulations applicable to regulated investment companies, the following funds have elected to defer to their fiscal year ending July 31, 2010 the following amount of losses recognized during the period November 1, 2008 to July 31, 2009:

RetirementReady	Post-October Loss

2050 Fund	$7,062,242

2045 Fund	13,663,793

2040 Fund	18,912,116

2035 Fund	28,651,673

2030 Fund	38,334,605

2025 Fund	44,234,728

2020 Fund	43,347,732

2015 Fund	35,455,575

2010 Fund	11,572,489

Maturity Fund	5,628,204

D) Distributions to shareholders Each fund normally distributes any net investment income and any realized capital gains, annually, except the Putnam RetirementReady Maturity Fund, which normally distributes any net investment income monthly and any net realized capital gains annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and/or permanent differences for each fund:

RetirementReady	Differences during the period

2050	losses on wash sale transactions, post-October loss deferrals

2045	losses on wash sale transactions, post-October loss deferrals

2040	losses on wash sale transactions, post-October loss deferrals

2035	losses on wash sale transactions, post-October loss deferrals

2030	losses on wash sale transactions, post-October loss deferrals

2025	losses on wash sale transactions, post-October loss deferrals

2020	losses on wash sale transactions, post-October loss deferrals

2015	losses on wash sale transactions, post-October loss deferrals

2010	losses on wash sale transactions, post-October loss deferrals

Maturity	losses on wash sale transactions, post-October loss deferrals

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2009, the fund’s reclassified the following amounts:

	Undistributed Net	Accumulated Net Realized Gain/(Loss)
RetirementReady	Investment Income	on Investment Transactions	Paid-in Capital

2050 Fund	$(2,573)	$2,573	$—

2045 Fund	7,978	(7,978)	—

2040 Fund	10,060	(10,060)	—

2035 Fund	12,849	(12,849)	—

2030 Fund	13,344	(13,344)	—

2025 Fund	2,564	(2,564)	—

2020 Fund	4,810	(4,810)	—

2015 Fund	(1,018)	1,018	—

2010 Fund	821	(821)	—

Maturity Fund	1,308	(1,308)	—

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2009 were as follows:

			Net Unrealized				Cost for Federal
	Unrealized	Unrealized	Appreciation	Undistributed	Capital Loss	Post-October	Income Tax
RetirementReady	Appreciation	(Depreciation)	(Depreciation)	Ordinary Income	Carryover	Loss	Purposes

2050 Fund	$1,386,218	$—	$1,386,218	$35,381	$(53,726)	$(7,062,242)	$6,150,040

2045 Fund	2,918,505	—	2,918,505	112,216	(299,545)	(13,663,793)	12,038,673

2040 Fund	4,165,750	—	4,165,750	199,102	(325,097)	(18,912,116)	17,636,419

2035 Fund	6,153,839	—	6,153,839	377,752	(663,795)	(28,651,673)	25,375,620

2030 Fund	7,673,281	—	7,673,281	613,053	(708,586)	(38,334,605)	32,016,980

2025 Fund	8,332,628	—	8,332,628	1,087,642	(1,068,600)	(44,234,728)	38,479,506

2020 Fund	7,297,464	—	7,297,464	1,891,823	(1,818,881)	(43,347,732)	38,783,964

2015 Fund	6,010,480	—	6,010,480	2,169,792	(2,361,006)	(35,455,575)	48,975,918

2010 Fund	2,611,005	(3,004,349)	(393,344)	545,199	(576,739)	(11,572,489)	21,652,466

Maturity Fund	151,786	—	151,786	3,559	(336,112)	(5,628,204)	14,478,270

E) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Each fund pays Putnam Management for management and investment advisory services monthly at an annual rate of 0.05% based on the average net assets of each fund.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through July 31, 2009 to the extent necessary to ensure that each fund’s expenses (exclusive of the underlying Putnam Fund expenses) do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The expense reimbursement is based on a comparison of the funds’ expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has also agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2009, to the extent that expenses of each fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, fees and expenses of the underlying funds in which each fund invests, and payments under the fund’s distribution plan) would exceed an annual rate of 0.10% of each fund’s average net assets.

For the year ended July 31, 2009, each fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived the following of its management fee from each fund:

Fees waived and reimbursed
RetirementReady	by the Manager

2050 Fund	$4,362

2045 Fund	3,416

2040 Fund	5,027

2035 Fund	6,169

2030 Fund	7,740

2025 Fund	8,604

2020 Fund	7,457

2015 Fund	7,192

2010 Fund	4,179

Maturity Fund	2,370

In July 2009, The Board of Trustees of the Putnam Funds approved an Amended and Restated Management Contract dated as of August 1, 2009 with the Trust, pursuant to which the funds pay no management fee to Putnam Management. Putnam Management has also contractually agreed from August 1, 2009 through at least July 31, 2010 to reimburse the funds for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the funds distribution plan).

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds’ at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M, and class R shares, respectively.

For the year ended July 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions from the sale of class A and class M shares, and received contingent deferred sales charges (CDSC) from redemptions of class B and class C shares, in the following amounts:

	Class A Net	Class M Net	Class B	Class C
RetirementReady	Commissions	Commissions	CDSC	CDSC

2050 Fund	$693	$—	$51	$—

2045 Fund	1,370	—	29	14

2040 Fund	1,670	6	774	52

2035 Fund	1,587	8	733	—

2030 Fund	2,246	18	478	5

2025 Fund	2,877	57	1,752	—

2020 Fund	3,094	64	1,383	15

2015 Fund	2,435	229	108	—

2010 Fund	1,144	—	64	21

Maturity Fund	921	17	—	1

Total	$18,037	$399	$5,372	$108

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2009, Putnam Retail Management Limited Partnership acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2009, cost of purchases and proceeds from sales of underlying Putnam Funds were as follows:

RetirementReady	Purchase cost	Sale proceeds

2050 Fund	$13,454,759	$14,486,978

2045 Fund	24,523,896	27,240,403

2040 Fund	35,498,701	39,094,595

2035 Fund	52,025,185	59,697,304

2030 Fund	66,405,147	80,230,682

2025 Fund	76,128,927	95,521,070

2020 Fund	79,865,478	107,047,550

2015 Fund	79,515,091	100,338,811

2010 Fund	34,165,675	47,681,054

Maturity Fund	22,215,590	26,145,539

Note 4: Capital shares

At July 31, 2009, there was an unlimited number of shares of beneficial interest authorized. On April 17, 2009, the Board of Trustees of the Putnam RetirementReady Funds approved, effective May 15, 2009, a 3 for 1 share split for each of the Putnam RetirementReady Funds. Transactions in capital shares, which have been restated to reflect the 3 for 1 share split, were as follows:

RetirementReady 2050 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	253,074	$2,915,555	284,016	$5,234,943

Shares issued in	27,358	282,058	63,918	1,174,600
connection with
reinvestment of
distributions

	280,432	3,197,613	347,934	6,409,543

Shares	(311,238)	(3,333,318)	(371,454)	(6,888,180)
repurchased

Net decrease	(30,806)	$(135,705)	(23,520)	$(478,637)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	4,207	$44,093	2,337	$40,911

Shares issued in	500	5,135	936	17,171
connection with
reinvestment of
distributions

	4,707	49,228	3,273	58,082

Shares	(992)	(10,746)	(2,508)	(42,164)
repurchased

Net increase	3,715	$38,482	765	$15,918

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,543	$16,258	1,359	$24,872

Shares issued in	134	1,375	168	3,094
connection with
reinvestment of
distributions

	1,677	17,633	1,527	27,966

Shares	(81)	(1,080)	(90)	(1,950)
repurchased

Net increase	1,596	$16,553	1,437	$26,016

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	1,167	$12,866	750	$13,492

Shares issued in	152	1,567	231	4,211
connection with
reinvestment of
distributions

	1,319	14,433	981	17,703

Shares	(122)	(1,377)	(33)	(545)
repurchased

Net increase	1,197	$13,056	948	$17,158

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	12,226	$132,471	6,705	$120,877

Shares issued in	792	8,118	699	12,783
connection with
reinvestment of
distributions

	13,018	140,589	7,404	133,660

Shares	(1,392)	(14,363)	(978)	(18,572)
repurchased

Net increase	11,626	$126,226	6,426	$115,088

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	203,626	$2,248,966	234,600	$4,527,379

Shares issued in	16,864	174,146	26,235	483,374
connection with
reinvestment of
distributions

	220,490	2,423,112	260,835	5,010,753

Shares	(275,710)	(3,003,734)	(287,031)	(5,809,811)
repurchased

Net decrease	(55,220)	$(580,622)	(26,196)	$(799,058)

RetirementReady 2045 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	391,732	$4,934,871	447,675	$9,384,345

Shares issued in	44,791	501,205	242,130	4,794,959
connection with
reinvestment of
distributions

	436,523	5,436,076	689,805	14,179,304

Shares	(509,840)	(6,122,275)	(707,841)	(15,426,341)
repurchased

Net decrease	(73,317)	$(686,199)	(18,036)	$(1,247,037)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,989	$21,666	3,732	$72,441

Shares issued in	634	6,701	2,427	45,866
connection with
reinvestment of
distributions

	2,623	28,367	6,159	118,307

Shares	(1,239)	(13,871)	(2,610)	(45,171)
repurchased

Net increase	1,384	$14,496	3,549	$73,136

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	801	$8,815	402	$8,601

Shares issued in	85	912	270	5,138
connection with
reinvestment of
distributions

	886	9,727	672	13,739

Shares	(1,112)	(12,198)	(111)	(2,585)
repurchased

Net increase	(226)	$(2,471)	561	$11,154
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	23	$329	351	$6,161

Shares issued in	25	272	12	277
connection with
reinvestment of
distributions

	48	601	363	6,438

Shares	(81)	(965)	—	—
repurchased

Net increase	(33)	$(364)	363	$6,438
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	24,850	$302,419	13,986	$291,176

Shares issued in	1,760	20,110	3,432	69,405
connection with
reinvestment of
distributions

	26,610	322,529	17,418	360,581

Shares	(22,562)	(269,639)	(3,795)	(72,490)
repurchased

Net increase	4,048	$52,890	13,623	$288,091

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	303,332	$4,064,562	228,993	$5,168,723

Shares issued in	25,716	326,937	73,602	1,645,268
connection with
reinvestment of
distributions

	329,048	4,391,499	302,595	6,813,991

Shares	(410,101)	(5,606,076)	(345,471)	(9,098,666)
repurchased

Net decrease	(81,053)	$(1,214,577)	(42,876)	$(2,284,675)

RetirementReady 2040 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	550,621	$7,255,507	615,219	$13,057,675

Shares issued in	44,719	523,957	316,137	6,378,581
connection with
reinvestment of
distributions

	595,340	7,779,464	931,356	19,436,256

Shares	(789,260)	(9,790,897)	(916,539)	(19,794,411)
repurchased

Net increase	(193,920)	$(2,011,433)	14,817	$(358,155)
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	5,021	$63,182	11,352	$207,350

Shares issued in	981	10,924	3,018	58,252
connection with
reinvestment of
distributions

	6,002	74,106	14,370	265,602

Shares	(9,051)	(110,865)	(5,193)	(101,328)
repurchased

Net increase	(3,049)	$(36,759)	9,177	$164,274
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,528	$17,591	1,005	$19,856

Shares issued in	74	821	294	5,707
connection with
reinvestment of
distributions

	1,602	18,412	1,299	25,563

Shares	(559)	(8,369)	(186)	(3,382)
repurchased

Net increase	1,043	$10,043	1,113	$22,181

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	664	$8,046	609	$12,094

Shares issued in	30	340	204	3,963
connection with
reinvestment of
distributions

	694	8,386	813	16,057

Shares	(138)	(1,548)	(813)	(14,299)
repurchased

Net increase	556	$6,838	—	$1,758

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	36,373	$480,700	25,443	$536,929

Shares issued in	1,563	18,741	3,648	75,338
connection with
reinvestment of
distributions

	37,936	499,441	29,091	612,267

Shares	(22,112)	(280,181)	(7,137)	(138,166)
repurchased

Net increase	15,824	$219,260	21,954	$474,101

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	433,212	$5,946,923	277,896	$6,298,611

Shares issued in	28,085	370,249	93,300	2,108,628
connection with
reinvestment of
distributions

	461,297	6,317,172	371,196	8,407,239

Shares	(520,846)	(7,360,267)	(436,467)	(11,463,416)
repurchased

Net decrease	(59,549)	$(1,043,095)	(65,271)	$(3,056,177)

RetirementReady 2035 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	730,067	$9,455,356	854,148	$17,940,986

Shares issued in	71,906	820,694	461,889	9,000,712
connection with
reinvestment of
distributions

	801,973	10,276,050	1,316,037	26,941,698

Shares	(1,061,133)	(12,846,801)	(1,273,674)	(26,836,459)
repurchased

Net increase	(259,160)	$(2,570,751)	42,363	$105,239
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	8,129	$92,923	9,306	$182,487

Shares issued in	1,338	14,411	6,420	118,663
connection with
reinvestment of
distributions

	9,467	107,334	15,726	301,150

Shares	(8,670)	(98,004)	(6,690)	(122,188)
repurchased

Net increase	797	$9,330	9,036	$178,962

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	3,321	$37,352	2,217	$40,089

Shares issued in	361	3,901	1,146	21,185
connection with
reinvestment of
distributions

	3,682	41,253	3,363	61,274

Shares	(587)	(8,480)	(108)	(1,868)
repurchased

Net increase	3,095	$32,773	3,255	$59,406

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	2,966	$35,358	648	$11,823

Shares issued in	258	2,811	774	14,490
connection with
reinvestment of
distributions

	3,224	38,169	1,422	26,313

Shares	(1,981)	(22,330)	(768)	(13,460)
repurchased

Net increase	1,243	$15,839	654	$12,853

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	39,071	$472,637	20,265	$379,387

Shares issued in	2,157	23,933	4,503	85,525
connection with
reinvestment of
distributions

	41,228	496,570	24,768	464,912

Shares	(23,281)	(279,503)	(6,870)	(123,903)
repurchased

Net increase	17,947	$217,067	17,898	$341,009

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	596,114	$8,044,635	426,231	$9,442,725

Shares issued in	51,685	665,874	188,784	4,132,480
connection with
reinvestment of
distributions

	647,799	8,710,509	615,015	13,575,205

Shares	(945,831)	(12,945,428)	(742,962)	(18,696,636)
repurchased

Net decrease	(298,032)	$(4,234,919)	(127,947)	$(5,121,431)

RetirementReady 2030 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	984,499	$12,560,482	988,881	$20,114,703

Shares issued in	129,647	1,454,640	620,400	11,876,496
connection with
reinvestment of
distributions

	1,114,146	14,015,122	1,609,281	31,991,199

Shares	(1,408,219)	(16,724,803)	(1,541,478)	(31,005,920)
repurchased

Net increase	(294,073)	$(2,709,681)	67,803	$985,279
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	12,977	$149,088	17,841	$322,014

Shares issued in	2,381	25,760	7,155	132,176
connection with
reinvestment of
distributions

	15,358	174,848	24,996	454,190

Shares	(8,062)	(92,606)	(8,010)	(140,594)
repurchased

Net increase	7,296	$82,242	16,986	$313,596

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	5,275	$58,765	3,420	$60,999

Shares issued in	399	4,345	1,122	20,845
connection with
reinvestment of
distributions

	5,674	63,110	4,542	81,844

Shares	(1,877)	(20,315)	(1,026)	(16,588)
repurchased

Net increase	3,797	$42,795	3,516	$65,256

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	5,855	$70,095	5,748	$108,008

Shares issued in	2,651	28,659	9,702	179,192
connection with
reinvestment of
distributions

	8,506	98,754	15,450	287,200

Shares	(3,786)	(39,795)	(5,205)	(93,060)
repurchased

Net increase	4,720	$58,959	10,245	$194,140

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	42,487	$488,854	32,322	$634,898

Shares issued in	3,445	37,071	5,919	109,084
connection with
reinvestment of
distributions

	45,932	525,925	38,241	743,982

Shares	(44,186)	(498,465)	(5,043)	(94,174)
repurchased

Net increase	1,746	$27,460	33,198	$649,808

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	664,629	$8,885,979	582,183	$12,699,180

Shares issued in	92,369	1,158,006	284,097	6,043,710
connection with
reinvestment of
distributions

	756,998	10,043,985	866,280	18,742,890

Shares	(1,429,362)	(19,047,869)	(839,841)	(20,048,328)
repurchased

Net increase	(672,364)	$(9,003,884)	26,439	$(1,305,438)
(decrease)

RetirementReady 2025 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	903,197	$12,383,380	1,126,335	$23,789,822

Shares issued in	116,905	1,422,734	725,337	14,528,513
connection with
reinvestment of
distributions

	1,020,102	13,806,114	1,851,672	38,318,335

Shares	(1,330,809)	(17,110,263)	(1,941,864)	(40,560,907)
repurchased

Net decrease	(310,707)	$(3,304,149)	(90,192)	$(2,242,572)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	15,647	$200,973	20,043	$383,068

Shares issued in	2,288	26,437	12,441	236,558
connection with
reinvestment of
distributions

	17,935	227,410	32,484	619,626

Shares	(16,596)	(210,686)	(23,826)	(446,993)
repurchased

Net increase	1,339	$16,724	8,658	$172,633

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	6,750	$81,964	2,883	$56,634

Shares issued in	387	4,497	2,238	42,743
connection with
reinvestment of
distributions

	7,137	86,461	5,121	99,377

Shares	(1,910)	(26,550)	(3,516)	(63,705)
repurchased

Net increase	5,227	$59,911	1,605	$35,672

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	3,358	$42,776	3,270	$70,164

Shares issued in	215	2,514	3,498	67,036
connection with
reinvestment of
distributions

	3,573	45,290	6,768	137,200

Shares	(3,928)	(46,026)	(11,631)	(214,134)
repurchased

Net decrease	(355)	$(736)	(4,863)	$(76,934)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	78,877	$999,650	31,584	$603,735

Shares issued in	3,199	36,914	5,073	96,783
connection with
reinvestment of
distributions

	82,076	1,036,564	36,657	700,518

Shares	(43,609)	(561,365)	(6,936)	(125,767)
repurchased

Net increase	38,467	$475,199	29,721	$574,751

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	651,279	$8,494,212	722,451	$14,755,330

Shares issued in	103,331	1,261,329	426,435	8,574,195
connection with
reinvestment of
distributions

	754,610	9,755,541	1,148,886	23,329,525

Shares	(1,902,609)	(24,539,216)	(1,229,637)	(28,242,345)
repurchased

Net decrease	(1,147,999)	$(14,783,675)	(80,751)	$(4,912,820)

RetirementReady 2020 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,003,226	$13,355,375	1,246,413	$24,604,244

Shares issued in	108,986	1,307,832	816,495	15,423,590
connection with
reinvestment of
distributions

	1,112,212	14,663,207	2,062,908	40,027,834

Shares	(1,771,081)	(22,181,686)	(2,777,151)	(53,675,035)
repurchased

Net decrease	(658,869)	$(7,518,479)	(714,243)	$(13,647,201)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	15,333	$189,655	26,829	$494,052

Shares issued in	1,300	15,194	7,593	139,446
connection with
reinvestment of
distributions

	16,633	204,849	34,422	633,498

Shares	(14,273)	(192,875)	(19,593)	(354,149)
repurchased

Net increase	2,360	$11,974	14,829	$279,349

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	17,611	$210,436	6,762	$117,623

Shares issued in	364	4,271	1,881	34,730
connection with
reinvestment of
distributions

	17,975	214,707	8,643	152,353

Shares	(5,773)	(72,630)	(2,325)	(39,662)
repurchased

Net increase	12,202	$142,077	6,318	$112,691

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	13,787	$174,363	55,920	$999,607

Shares issued in	603	7,137	10,731	198,028
connection with
reinvestment of
distributions

	14,390	181,500	66,651	1,197,635

Shares	(25,365)	(303,453)	(86,829)	(1,521,784)
repurchased

Net decrease	(10,975)	$(121,953)	(20,178)	$(324,149)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	41,639	$515,766	24,699	$452,255

Shares issued in	1,853	21,647	3,183	58,677
connection with
reinvestment of
distributions

	43,492	537,413	27,882	510,932

Shares	(47,100)	(584,599)	(1,263)	(21,161)
repurchased

Net increase	(3,608)	$(47,186)	26,619	$489,771
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	535,677	$7,472,061	647,928	$13,535,828

Shares issued in	65,999	867,675	362,679	7,488,138
connection with
reinvestment of
distributions

	601,676	8,339,736	1,010,607	21,023,966

Shares	(1,933,554)	(27,440,020)	(1,215,789)	(27,111,197)
repurchased

Net decrease	(1,331,878)	$(19,100,284)	(205,182)	$(6,087,231)

RetirementReady 2015 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	766,397	$11,267,586	1,063,797	$21,639,396

Shares issued in	174,901	2,267,302	573,630	11,243,126
connection with
reinvestment of
distributions

	941,298	13,534,888	1,637,427	32,882,522

Shares	(1,308,502)	(18,271,678)	(1,873,194)	(37,656,001)
repurchased

Net decrease	(367,204)	$(4,736,790)	(235,767)	$(4,773,479)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	28,198	$401,157	15,000	$283,751

Shares issued in	1,222	15,522	5,103	97,649
connection with
reinvestment of
distributions

	29,420	416,679	20,103	381,400

Shares	(18,939)	(262,657)	(29,139)	(543,967)
repurchased

Net increase	10,481	$154,022	(9,036)	$(162,567)
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	8,374	$118,031	12,585	$226,835

Shares issued in	763	9,695	1,236	23,708
connection with
reinvestment of
distributions

	9,137	127,726	13,821	250,543

Shares	(12,055)	(163,314)	(942)	(16,785)
repurchased

Net increase	(2,918)	$(35,588)	12,879	$233,758
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	43,264	$644,515	37,212	$669,824

Shares issued in	558	7,142	1,194	23,001
connection with
reinvestment of
distributions

	43,822	651,657	38,406	692,825

Shares	(54,429)	(763,192)	(17,388)	(308,825)
repurchased

Net increase	(10,607)	$(111,535)	21,018	$384,000
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	49,466	$677,708	16,005	$309,331

Shares issued in	1,492	18,896	1,035	19,886
connection with
reinvestment of
distributions

	50,958	696,604	17,040	329,217

Shares	(13,241)	(191,206)	(2,943)	(65,249)
repurchased

Net increase	37,717	$505,398	14,097	$263,968

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	398,345	$5,610,346	522,258	$10,292,096

Shares issued in	79,500	1,032,961	254,199	4,997,582
connection with
reinvestment of
distributions

	477,845	6,643,307	776,457	15,289,678

Shares	(1,603,405)	(22,688,298)	(1,262,148)	(26,288,884)
repurchased

Net decrease	(1,125,560)	$(16,044,991)	(485,691)	$(10,999,206)

RetirementReady 2010 Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	540,486	$7,459,536	790,488	$14,689,847

Shares issued in	89,637	1,102,833	214,833	3,869,139
connection with
reinvestment of
distributions

	630,123	8,562,369	1,005,321	18,558,986

Shares	(881,771)	(11,802,983)	(1,678,803)	(30,378,350)
repurchased

Net decrease	(251,648)	$(3,240,614)	(673,482)	$(11,819,364)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	5,552	$74,488	6,813	$120,628

Shares issued in	815	9,827	1,443	25,389
connection with
reinvestment of
distributions

	6,367	84,315	8,256	146,017

Shares	(7,972)	(106,505)	(6,828)	(119,552)
repurchased

Net increase	(1,605)	$(22,190)	1,428	$26,465
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	19,651	$276,170	17,016	$284,402

Shares issued in	1,597	19,029	462	8,128
connection with
reinvestment of
distributions

	21,248	295,199	17,478	292,530

Shares	(17,508)	(228,270)	(3,651)	(62,324)
repurchased

Net increase	3,740	$66,929	13,827	$230,206

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	71,905	$965,297	33,819	$563,317

Shares issued in	2,091	25,060	576	10,187
connection with
reinvestment of
distributions

	73,996	990,357	34,395	573,504

Shares	(102,766)	(1,331,491)	(7,740)	(134,139)
repurchased

Net increase	(28,770)	$(341,134)	26,655	$439,365
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	19,796	$254,451	14,706	$258,538

Shares issued in	1,628	19,551	1,344	23,672
connection with
reinvestment of
distributions

	21,424	274,002	16,050	282,210

Shares	(18,873)	(247,719)	(3,309)	(59,755)
repurchased

Net increase	2,551	$26,283	12,741	$222,455

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	207,990	$2,984,371	387,174	$7,486,670

Shares issued in	59,054	767,105	94,071	1,783,908
connection with
reinvestment of
distributions

	267,044	3,751,476	481,245	9,270,578

Shares	(945,425)	(13,371,652)	(693,231)	(13,715,366)
repurchased

Net decrease	(678,381)	$(9,620,176)	(211,986)	$(4,444,788)

RetirementReady Maturity Fund

	Year ended 7/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	359,210	$5,132,587	426,684	$7,759,627

Shares issued in	50,478	679,590	99,285	1,788,939
connection with
reinvestment of
distributions

	409,688	5,812,177	525,969	9,548,566

Shares	(518,819)	(6,954,984)	(881,478)	(15,744,502)
repurchased

Net decrease	(109,131)	$(1,142,807)	(355,509)	$(6,195,936)

	Year ended 7/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	3,491	$54,550	78	$1,347

Shares issued in	170	2,298	324	5,877
connection with
reinvestment of
distributions

	3,661	56,848	402	7,224

Shares	(3,366)	(48,312)	(9,369)	(175,886)
repurchased

Net increase	295	$8,536	(8,967)	$(168,662)
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	28,751	$380,918	—	$—

Shares issued in	686	8,936	6	86
connection with
reinvestment of
distributions

	29,437	389,854	6	86

Shares	(20,982)	(268,605)	—	—
repurchased

Net increase	8,455	$121,249	6	$86

	Year ended 7/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	114,215	$1,541,385	18,933	$346,096

Shares issued in	2,614	34,144	879	15,785
connection with
reinvestment of
distributions

	116,829	1,575,529	19,812	361,881

Shares	(97,876)	(1,281,878)	(13,170)	(228,416)
repurchased

Net increase	18,953	$293,651	6,642	$133,465

	Year ended 7/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	6,527	$86,209	4,638	$82,533

Shares issued in	662	8,841	480	8,604
connection with
reinvestment of
distributions

	7,189	95,050	5,118	91,137

Shares	(11,194)	(157,701)	(201)	(3,508)
repurchased

Net increase	(4,005)	$(62,651)	4,917	$87,629
(decrease)

	Year ended 7/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	150,860	$1,974,826	239,649	$4,336,287

Shares issued in	22,755	307,390	40,671	733,867
connection with
reinvestment of
distributions

	173,615	2,282,216	280,320	5,070,154

Shares	(382,255)	(5,165,682)	(364,773)	(6,673,549)
repurchased

Net decrease	(208,640)	$(2,883,466)	(84,453)	$(1,603,395)

At July 31, 2009, Putnam Investments, LLC owned the following shares of each fund:

		Percentage of	Value at
RetirementReady	Shares owned	shares outstanding	July 31, 2009

2050 Fund class M	77	2.20%	$927

2045 Fund class C	6	0.60%	76

2045 Fund class M	55	14.80%	712

2040 Fund class M	6	0.50%	77

Maturity Fund class C	67	0.80%	1,004

Note 5: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% or more of the outstanding voting securities, or a company which is under common ownership or control were as follows:

RetirementReady 2050 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$—	$—	$—	$—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	7,333,792	2,567,435	—	6,032,194

Putnam Asset Allocation: Growth Portfolio	1,744,004	612,750	—	1,437,180

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	477,817	1,313,279	10,892	—

Putnam Equity Income Fund	303,743	935,037	9,411	—

Putnam Fund for Growth and Income	306,328	884,406	10,883	—

Putnam International Equity Fund	487,876	1,054,222	—	—

Putnam International Growth and Income Fund	506,284	1,043,078	16,937	—

Putnam International New Opportunities Fund	472,836	1,108,389	—	—

Putnam Investors Fund	608,699	1,743,340	8,203	—

Putnam Mid Cap Value Fund	177,178	406,397	2,013	—

Putnam Vista Fund	198,390	417,596	—	—

Putnam Voyager Fund	587,355	1,757,824	—	—

Putnam Diversified Income Trust	—	—	—	—

Putnam High Yield Advantage Fund	85,072	256,217	8,891	—

Putnam Income Fund	84,192	267,550	8,011	—

Putnam Money Market Fund	81,193	119,458	1,139	66,884

Totals	$13,454,759	$14,486,978	$76,380	$7,536,258

Market values are shown for those securities affiliated at period end.

RetirementReady 2045 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$—	$—	$—	$—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	11,691,203	3,364,257	—	10,627,385

Putnam Asset Allocation: Growth Portfolio	4,507,460	1,293,400	—	4,113,554

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	861,123	2,533,934	19,480	—

Putnam Equity Income Fund	559,832	1,835,312	18,053	—

Putnam Fund for Growth and Income	573,028	1,760,397	21,168	—

Putnam International Equity Fund	852,386	2,047,045	—	—

Putnam International Growth and Income Fund	938,337	2,054,083	31,320	—

Putnam International New Opportunities Fund	871,887	2,173,455	—	—

Putnam Investors Fund	1,119,536	3,416,393	15,118	—

Putnam Mid Cap Value Fund	312,698	760,069	3,543	—

Putnam Vista Fund	352,791	779,708	—	—

Putnam Voyager Fund	1,077,160	3,431,148	—	—

Putnam Diversified Income Trust	205,880	313,374	10,451	—

Putnam High Yield Advantage Fund	160,735	508,420	17,360	—

Putnam Income Fund	197,582	620,591	18,983	—

Putnam Money Market Fund	242,258	348,817	3,614	216,239

Totals	$24,523,896	$27,240,403	$159,090	$14,957,178

Market values are shown for those securities affiliated at period end.

RetirementReady 2040 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$—	$—	$—	$—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	12,608,893	3,621,891	—	11,435,110

Putnam Asset Allocation: Growth Portfolio	10,779,392	3,060,915	—	9,849,053

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	1,184,548	3,399,913	26,869	—

Putnam Equity Income Fund	786,912	2,544,988	25,253	—

Putnam Fund for Growth and Income	794,436	2,411,710	29,177	—

Putnam International Equity Fund	1,140,508	2,692,169	—	—

Putnam International Growth and Income Fund	1,255,354	2,731,667	41,972	—

Putnam International New Opportunities Fund	1,160,861	2,887,883	—	—

Putnam Investors Fund	1,592,370	4,770,639	21,540	—

Putnam Mid Cap Value Fund	459,141	1,067,755	5,050	—

Putnam Vista Fund	514,128	1,095,639	—	—

Putnam Voyager Fund	1,524,868	4,786,654	—	—

Putnam Diversified Income Trust	471,780	1,064,921	38,885	—

Putnam High Yield Advantage Fund	295,009	856,533	30,165	—

Putnam Income Fund	417,511	1,320,386	40,637	—

Putnam Money Market Fund	512,990	780,932	8,433	518,006

Totals	$35,498,701	$39,094,595	$267,981	$21,802,169

Market values are shown for those securities affiliated at period end.

RetirementReady 2035 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$—	$—	$—	$—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	9,961,077	2,945,128	—	8,958,785

Putnam Asset Allocation: Growth Portfolio	23,898,932	6,947,717	—	21,704,527

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	1,645,162	4,881,831	38,383	—

Putnam Equity Income Fund	1,117,408	3,738,978	37,783	—

Putnam Fund for Growth and Income	1,134,740	3,530,142	43,322	—

Putnam International Equity Fund	1,731,862	3,871,134	—	—

Putnam International Growth and Income Fund	1,790,058	3,901,653	60,780	—

Putnam International New Opportunities Fund	1,646,948	4,120,914	—	—

Putnam Investors Fund	2,264,398	7,012,896	31,699	—

Putnam Mid Cap Value Fund	598,630	1,509,865	7,162	—

Putnam Vista Fund	679,894	1,549,064	—	—

Putnam Voyager Fund	2,154,697	7,022,231	—	—

Putnam Diversified Income Trust	1,071,534	2,532,470	94,291	—

Putnam High Yield Advantage Fund	658,144	1,940,338	69,174	—

Putnam Income Fund	835,316	2,745,061	85,309	—

Putnam Money Market Fund	836,385	1,447,882	15,161	866,147

Totals	$52,025,185	$59,697,304	$483,064	$31,529,459

Market values are shown for those securities affiliated at period end.

RetirementReady 2030 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$—	$—	$—	$—

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	3,329,759	1,095,610	—	2,859,911

Putnam Asset Allocation: Growth Portfolio	40,697,544	13,186,525	—	35,298,448

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	1,798,443	5,711,330	46,129	—

Putnam Equity Income Fund	1,272,648	4,648,883	48,016	—

Putnam Fund for Growth and Income	1,333,727	4,486,618	56,352	—

Putnam International Equity Fund	2,113,150	5,042,103	—	—

Putnam International Growth and Income Fund	2,076,197	4,783,833	75,262	—

Putnam International New Opportunities Fund	1,879,570	5,043,348	—	—

Putnam Investors Fund	2,601,447	8,674,887	40,534	—

Putnam Mid Cap Value Fund	617,436	1,788,801	8,421	—

Putnam Vista Fund	663,449	1,779,143	—	—

Putnam Voyager Fund	2,437,266	8,660,159	—	—

Putnam Diversified Income Trust	1,838,504	4,747,802	182,224	—

Putnam High Yield Advantage Fund	968,738	3,293,101	120,302	—

Putnam Income Fund	1,370,611	4,836,687	154,598	—

Putnam Money Market Fund	1,406,658	2,451,852	27,253	1,531,902

Totals	$66,405,147	$80,230,682	$759,091	$39,690,261

Market values are shown for those securities affiliated at period end.

RetirementReady 2025 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$13,964,451	$4,742,819	$204,732	$11,172,093

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	39,741,044	14,086,248	—	32,952,032

Putnam Income Strategies Fund	—	—	—	—

Putnam Capital Opportunities Fund	1,695,132	6,150,569	53,535	—

Putnam Equity Income Fund	1,162,535	5,141,987	56,413	—

Putnam Fund for Growth and Income	1,221,281	4,875,075	64,532	—

Putnam International Equity Fund	1,391,250	4,443,933	—	—

Putnam International Growth and Income Fund	1,693,415	4,628,951	77,527	—

Putnam International New Opportunities Fund	1,470,893	4,871,432	—	—

Putnam Investors Fund	2,455,541	9,664,580	47,889	—

Putnam Mid Cap Value Fund	763,903	2,000,377	10,270	—

Putnam Vista Fund	875,867	2,055,716	—	—

Putnam Voyager Fund	2,260,873	9,653,843	—	—

Putnam Diversified Income Trust	2,392,618	7,044,992	285,270	—

Putnam High Yield Advantage Fund	1,021,199	4,231,304	159,706	—

Putnam Income Fund	1,884,710	7,798,656	261,186	—

Putnam Money Market Fund	2,134,215	4,130,588	50,154	2,688,009

Totals	$76,128,927	$95,521,070	$1,271,214	$46,812,134

Market values are shown for those securities affiliated at period end.

RetirementReady 2020 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$41,957,014	$15,294,115	$604,856	$32,350,884

Putnam Asset Allocation: Conservative Portfolio	—	—	—	—

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	12,772,076	5,047,860	—	9,935,837

Putnam Income Strategies Fund	2,409,208	4,340,133	190,189	—

Putnam Capital Opportunities Fund	1,743,626	6,475,708	52,937	—

Putnam Equity Income Fund	1,083,214	5,169,129	53,762	—

Putnam Fund for Growth and Income	1,171,858	4,879,278	61,181	—

Putnam International Equity Fund	891,226	2,972,549	—	—

Putnam International Growth and Income Fund	900,031	3,181,186	48,300	—

Putnam International New Opportunities Fund	735,090	3,313,162	—	—

Putnam Investors Fund	2,329,211	9,739,055	43,630	—

Putnam Mid Cap Value Fund	733,611	2,041,802	9,709	—

Putnam Vista Fund	847,044	2,095,305	—	—

Putnam Voyager Fund	2,129,300	9,686,351	—	—

Putnam Diversified Income Trust	3,708,310	10,456,241	404,394	—

Putnam High Yield Advantage Fund	1,075,942	4,665,409	171,423	—

Putnam Income Fund	2,459,110	11,068,661	358,768	—

Putnam Money Market Fund	2,919,607	6,621,606	77,153	3,794,707

Totals	$79,865,478	$107,047,550	$2,076,302	$46,081,428

Market values are shown for those securities affiliated at period end.

RetirementReady 2015 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income

Putnam Asset Allocation: Balanced Portfolio	$33,100,839	$9,739,829	$527,791	$28,427,881

Putnam Asset Allocation: Conservative Portfolio	19,440,932	5,340,337	325,554	16,441,378

Putnam Asset Allocation: Equity Portfolio	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—

Putnam Income Strategies Fund	5,844,046	11,558,685	744,606	3,344,692

Putnam Capital Opportunities Fund	1,465,616	5,667,755	46,808

Putnam Equity Income Fund	733,596	3,699,131	38,730

Putnam Fund for Growth and Income	860,877	3,789,112	47,522

Putnam International Equity Fund	965,812	2,396,028	—

Putnam International Growth and Income Fund	234,925	1,054,323	12,539

Putnam International New Opportunities Fund	183,620	1,080,270	—

Putnam Investors Fund	1,602,996	7,000,581	31,717

Putnam Mid Cap Value Fund	221,533	963,825	3,560

Putnam Vista Fund	219,915	924,577	—

Putnam Voyager Fund	1,457,059	6,962,520	—

Putnam Diversified Income Trust	5,701,158	15,374,816	604,838

Putnam High Yield Advantage Fund	1,014,993	4,582,846	177,060

Putnam Income Fund	2,468,243	11,965,907	396,866

Putnam Money Market Fund	3,998,931	8,238,269	118,526	6,772,447

Totals	$79,515,091	$100,338,811	$3,076,117	$54,986,398

Market values are shown for those securities affiliated at period end.

RetirementReady 2010 Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$5,290,878	$2,263,910	$74,905	$3,720,526

Putnam Asset Allocation: Conservative Portfolio	9,384,962	3,819,335	140,993	6,547,896

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—	—

Putnam Income Strategies Fund	8,084,963	8,945,605	711,184	7,352,290

Putnam Capital Opportunities Fund	688,096	2,145,168	15,974	—

Putnam Equity Income Fund	426,339	1,335,377	13,541	—

Putnam Fund for Growth and Income	178,169	782,865	7,502	—

Putnam International Equity Fund	201,936	719,550	—	—

Putnam International Growth and Income Fund	—	—	—	—

Putnam International New Opportunities Fund	—	—	—	—

Putnam Investors Fund	662,440	2,207,131	9,310	—

Putnam Mid Cap Value Fund	—	—	—	—

Putnam Vista Fund	—	—	—	—

Putnam Voyager Fund	620,141	2,197,838	—	—

Putnam Diversified Income Trust	3,544,806	9,308,507	341,290	—

Putnam High Yield Advantage Fund	638,503	2,247,554	79,964	—

Putnam Income Fund	1,219,952	4,897,315	145,454	—

Putnam Money Market Fund	3,224,490	6,810,899	76,614	3,638,410

Totals	$34,165,675	$47,681,054	$1,616,731	$21,259,122

Market values are shown for those securities affiliated at period end.

RetirementReady Maturity Fund

Affiliates	Purchase cost	Sale proceeds	Investment income	Value

Putnam Asset Allocation: Balanced Portfolio	$919,747	$332,801	$13,064	$706,966

Putnam Asset Allocation: Conservative Portfolio	1,408,776	509,781	20,836	1,042,413

Putnam Asset Allocation: Equity Portfolio	—	—	—	—

Putnam Asset Allocation: Growth Portfolio	—	—	—	—

Putnam Income Strategies Fund	13,803,412	9,020,775	762,691	11,782,014

Putnam Capital Opportunities Fund	227,548	722,640	4,564	—

Putnam Equity Income Fund	989,973	1,989,466	18,753	—

Putnam Fund for Growth and Income	—	—	—	—

Putnam International Equity Fund	—	—	—	—

Putnam International Growth and Income Fund	—	—	—	—

Putnam International New Opportunities Fund	—	—	—	—

Putnam Investors Fund	239,700	775,415	2,846	—

Putnam Mid Cap Value Fund	—	—	—	—

Putnam Vista Fund	—	—	—	—

Putnam Voyager Fund	227,138	772,392	—	—

Putnam Diversified Income Trust	1,697,215	4,302,002	150,884	—

Putnam High Yield Advantage Fund	439,380	1,268,793	44,785	—

Putnam Income Fund	294,101	1,191,860	30,384	—

Putnam Money Market Fund	1,968,600	5,259,614	44,481	1,098,663

Totals	$22,215,590	$26,145,539	$1,093,288	$14,630,056

Market values are shown for those securities affiliated at period end.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the underlying funds trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default. Certain underlying Putnam Funds have exposure to outstanding terminated derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company Lehman Brothers Holdings, Inc.

Note 8: Money market fund guarantee program

In April 2009, the Board of Trustees of the fund approved the continued participation by Putnam Money Market Fund, an underlying Putnam Fund, the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”), as extended through September 18, 2009. Under the Program, which had been set to expire on April 30, 2009, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, and the fund is subsequently liquidated, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury. The Program required the fund to pay the U.S. Department of Treasury a fee equal to 0.01% based on the number of shares outstanding as of September 19, 2008 and an additional 0.015% based on the number of shares outstanding as of September 19, 2008 for the Program extension through April 30, 2009. The Program extension through September 18, 2009 requires the fund to pay an additional 0.015% based on the number of shares outstanding as of September 19, 2008.

Federal tax information (unaudited)

Each fund has designated the following percentages of the fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations:

Fund Name	Qualifying %

RetirementReady
2050 Fund	75.86%

2045 Fund	64.88

2040 Fund	51.54

2035 Fund	39.86

2030 Fund	31.00

2025 Fund	23.69

2020 Fund	18.99

2015 Fund	14.17

2010 Fund	11.16

Maturity Fund	12.58

For its tax year ended July 31, 2009, each fund hereby designates the following percentages, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates:

Fund Name	Qualifying %

RetirementReady
2050 Fund	100.00%

2045 Fund	90.85

2040 Fund	70.81

2035 Fund	54.40

2030 Fund	42.57

2025 Fund	34.17

2020 Fund	26.88

2015 Fund	18.41

2010 Fund	11.59

Maturity Fund	10.64

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern Cali-fornia Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management. During 2002,	Senior Associate Treasurer/Assistant Clerk
	Chief Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer		Nancy E. Florek (Born 1957)
Since 2004	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Putnam Investments	Since 2004	Since 2005
	Senior Managing Director, Putnam	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management. Prior to 2004,
Principal Financial Officer	General Counsel, State Street Research &
Since 2002	Management Company
Senior Managing Director,
Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and
Janet C. Smith (Born 1965)	Chief Compliance Officer
Vice President, Principal Accounting	Since 2007
Officer and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments	Management. Prior to 2004, member of
and Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and
BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President	Managing Director, Putnam Investments
Since 2002
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant
	Executive Vice President, Principal	Treasurer
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Jonathan S. Horwitz	and Assistant Clerk
Senior Vice President and Treasurer
Custodian		Nancy E. Florek
State Street Bank and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and Proxy Manager
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and
W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley

This report is for the information of shareholders of Putnam RetirementReady Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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Boston, MA 02109

putnam.com

1-800-225-1581

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2009	$127,462	$--	$35,080	$-
July 31, 2008	$162,647	$--	$40,000	$ -

For the fiscal years ended July 31, 2009 and July 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $555,964 and $ 118,239 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2009	$ -	$ 485,847	$ -	$ -
July 31, 2008	$ -	$ 15,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam RetirementReady Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 29, 2009